                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                          THE PARK AVENUE PORTFOLIO
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                         THE PARK AVENUE PORTFOLIO(R),
                            ON BEHALF OF ITS SERIES,

                        THE GUARDIAN PARK AVENUE FUND(R)
                   THE GUARDIAN UBS LARGE CAP VALUE FUND(SM)
                  THE GUARDIAN PARK AVENUE SMALL CAP FUND(SM)
                   THE GUARDIAN UBS SMALL CAP VALUE FUND(SM)
                     THE GUARDIAN ASSET ALLOCATION FUND(SM)
                      THE GUARDIAN S&P 500 INDEX FUND(SM)
           THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL GROWTH FUND(SM)
             THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND(SM)
                 THE GUARDIAN INVESTMENT QUALITY BOND FUND(SM)
                    THE GUARDIAN LOW DURATION BOND FUND(SM)
                     THE GUARDIAN HIGH YIELD BOND FUND(SM)
                        THE GUARDIAN TAX-EXEMPT FUND(SM)
                     THE GUARDIAN CASH MANAGEMENT FUND(SM)

                  THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.,
                            ON BEHALF OF ITS SERIES,

                            THE GUARDIAN STOCK FUND
                         THE GUARDIAN VC 500 INDEX FUND
                     THE GUARDIAN VC ASSET ALLOCATION FUND
                      THE GUARDIAN VC HIGH YIELD BOND FUND
                     THE GUARDIAN VC LOW DURATION BOND FUND
                    THE GUARDIAN UBS VC LARGE CAP VALUE FUND
                    THE GUARDIAN UBS VC SMALL CAP VALUE FUND

                               GIAC FUNDS, INC.,
                            ON BEHALF OF ITS SERIES,

                   BAILLIE GIFFORD INTERNATIONAL GROWTH FUND
                     BAILLIE GIFFORD EMERGING MARKETS FUND
                       THE GUARDIAN SMALL CAP STOCK FUND

                          THE GUARDIAN BOND FUND, INC.

                          THE GUARDIAN CASH FUND, INC.

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 15, 2005

September [28], 2005

Dear Shareholder:

The Guardian Funds listed above (each, a "Fund," and collectively, the "Funds") will hold a joint special meeting of shareholders (the "Special Meeting") on November 15, 2005 at 4:00 p.m., New York time, at the principal offices of the Funds, located at 7 Hanover Square, New York, New York, 10004. At the Special Meeting, shareholders will be asked to vote on the following proposals:

1. Electing the eleven nominees to the Board of Trustees or Board of Directors of each Fund;

2. Approving a number of changes to your Fund's fundamental investment restrictions, including the elimination of certain of those restrictions, as described in the Proxy Statement;

3. Approving an amendment to the Amended and Restated Agreement and Declaration of Trust of The Park Avenue Portfolio to increase the maximum number of Trustees that may serve on its Board of Trustees from eleven to twelve; and

4. Approving an amendment to the Amended and Restated Agreement and Declaration of Trust of The Park Avenue Portfolio (the "Trust document") to permit certain amendments to the Trust document to be made without shareholder approval.

Please read the enclosed Proxy Statement for a complete discussion of each of these proposals. Shareholders of record as of September 16, 2005 will receive notice of and be entitled to vote at the Special Meeting or any adjournment or postponement of the Special Meeting.

A proxy card has been provided for you to indicate your voting instructions, if you cannot attend the Special Meeting in person. If you own shares of a Fund through a variable annuity or variable life insurance contract, your instructions will be received by The Guardian Insurance & Annuity Company, Inc., which, as shareholder of record, will vote the shares in accordance with the voting instructions received from variable annuity and variable life insurance policy owners for whose accounts the shares are held. If you are unable to attend the Special Meeting, please return your proxy card with your voting instructions promptly. Your vote is essential, no matter how many shares you own. Your prompt vote will eliminate the need to send additional mailings at a later time to increase voter participation to meet quorum requirements.

YOUR PARTICIPATION IS IMPORTANT. EVERYTHING YOU NEED IN ORDER TO VOTE IS ENCLOSED, INCLUDING THE PROXY STATEMENT AND APPROPRIATE PROXY CARD(S). PLEASE READ THE

INSTRUCTIONS ON THE PROXY CARD CAREFULLY FOR INFORMATION ON HOW TO SUBMIT YOUR VOTING INSTRUCTIONS. You are entitled to one vote for each share you own. Fractional votes will be counted. If you own more than one shareholder account, a separate proxy card has been provided for each account that you own. Please refer to page [41] of the Proxy Statement for more information about voting.

We appreciate your careful consideration of each of the proposals described in the Proxy Statement and thank you for your participation in this important initiative for your Fund.

By order of the Board of Trustees or Board of Directors,

/s/ JOSEPH A. CARUSO
Joseph A. Caruso
Senior Vice President and Secretary

                         THE PARK AVENUE PORTFOLIO(R),
                            ON BEHALF OF ITS SERIES,

                        THE GUARDIAN PARK AVENUE FUND(R)
                   THE GUARDIAN UBS LARGE CAP VALUE FUND(SM)
                  THE GUARDIAN PARK AVENUE SMALL CAP FUND(SM)
                   THE GUARDIAN UBS SMALL CAP VALUE FUND(SM)
                     THE GUARDIAN ASSET ALLOCATION FUND(SM)
                      THE GUARDIAN S&P 500 INDEX FUND(SM)
           THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL GROWTH FUND(SM)
             THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND(SM)
                 THE GUARDIAN INVESTMENT QUALITY BOND FUND(SM)
                    THE GUARDIAN LOW DURATION BOND FUND(SM)
                     THE GUARDIAN HIGH YIELD BOND FUND(SM)
                        THE GUARDIAN TAX-EXEMPT FUND(SM)
                     THE GUARDIAN CASH MANAGEMENT FUND(SM)

                  THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.,
                            ON BEHALF OF ITS SERIES,

                            THE GUARDIAN STOCK FUND
                         THE GUARDIAN VC 500 INDEX FUND
                     THE GUARDIAN VC ASSET ALLOCATION FUND
                      THE GUARDIAN VC HIGH YIELD BOND FUND
                     THE GUARDIAN VC LOW DURATION BOND FUND
                    THE GUARDIAN UBS VC LARGE CAP VALUE FUND
                    THE GUARDIAN UBS VC SMALL CAP VALUE FUND

                               GIAC FUNDS, INC.,
                            ON BEHALF OF ITS SERIES,

                   BAILLIE GIFFORD INTERNATIONAL GROWTH FUND
                     BAILLIE GIFFORD EMERGING MARKETS FUND
                       THE GUARDIAN SMALL CAP STOCK FUND

                          THE GUARDIAN BOND FUND, INC.

                          THE GUARDIAN CASH FUND, INC.

           PROXY STATEMENT FOR JOINT SPECIAL MEETING OF SHAREHOLDERS

                               NOVEMBER 15, 2005

This is a Proxy Statement for the Guardian-sponsored mutual funds listed above (each, a "Fund," and collectively, the "Funds"). Certain Funds are governed by a Board of Trustees, and others are governed by a Board of Directors, depending on the form of organization of the particular Fund. The same individuals, however, serve on both the Board of Trustees and the Board of Directors for all of the Funds. The Board of Trustees or the Board of Directors, as applicable (the "Board"), is soliciting proxies for a joint special meeting of shareholders of the Funds (the "Special Meeting") to approve proposals that have already been approved by the Board. For convenience, each member of the Board is referred to in the Proxy Statement individually as a "Trustee" and collectively as the "Trustees."

This Proxy Statement describes the proposals to be considered and voted upon at the Special Meeting or any adjournments or postponements thereof, and will be first mailed to shareholders on or about September [28], 2005. You are entitled to notice of and to vote at the Special Meeting, and any adjournments or postponements thereof, as to any Fund, if you owned or had a voting interest in shares of the Fund at the close of business on September 16, 2005 (the "record date").

The Special Meeting is scheduled to be held on November 15, 2005 at 4:00 p.m., New York time, at the principal offices of the Funds, 7 Hanover Square, New York, New York, 10004, to consider the following proposals:

PROPOSAL 1. Election of the eleven nominees for Trustees of each Fund;

PROPOSAL 2. Approving an amendment to, or the elimination of, certain of the Funds' fundamental restrictions, with respect to the following:

(a)  Diversification of investments;
(b)  Borrowing;
(c)  Issuing senior securities;
(d)  Concentration of investments in the same industry;
(e)  Investments in real estate;
(f)  Investments in commodities;
(g)  Underwriting the securities of other issuers;
(h)  Making loans;
(i)  Investments in securities that are not readily marketable;
(j)  Investments for the purpose of exercising control or management;
(k)  Investments in other investment companies;
(l) Purchasing securities on margin, selling securities short, or participating on a joint or joint and several basis in a securities trading account;
(m)  Pledging, mortgaging or hypothecating Fund assets;

(n) Investments in issuers in which management of a Fund or its investment adviser owns securities;
(o) Investments in issuers having a record of less than three years of continuous operation;
(p)  Investments in oil, gas or mineral programs;
(q)  Investments in put options, call options, or combinations thereof;
(r)  Investments in warrants;
(s) Investments in securities other than those discussed in the Fund's prospectus;
(t) The Guardian Tax-Exempt Fund's investments in investment grade municipal obligations.

PROPOSAL 3. Approving an amendment to the Amended and Restated Agreement and Declaration of Trust of The Park Avenue Portfolio to increase the maximum number of Trustees that may serve on its Board of Trustees from eleven to twelve.

PROPOSAL 4. Approving an amendment to the Amended and Restated Agreement and Declaration of Trust of The Park Avenue Portfolio (the "Trust document") to permit certain amendments to the Trust document to be made without shareholder approval.

Proposal Summary. The following table shows which of the above proposals applies to your Fund(s), each of which is referred to individually in this Proxy Statement as an "Affected Fund" and collectively as the "Affected Funds." The shareholders of each Affected Fund will vote separately with respect to each proposal other than the election of Trustees (Proposal 1) and approving the amendments to The Park Avenue Portfolio's Amended and Restated Declaration of Trust (Proposals 3 and 4). For Proposal 1, the shareholders of each series of The Park Avenue Portfolio, The Guardian Variable Contract Funds, Inc. and GIAC Funds, Inc., respectively, will vote together as a single class. The shareholders of The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc., respectively, will vote together as a single class. For Proposals 3 and 4, the shareholders of each series of The Park Avenue Portfolio will vote together as a single class.

------------------------------------------------------------------------------------------
                                                                                  PAGE
             PROPOSAL                             AFFECTED FUND(S)                NO.
------------------------------------------------------------------------------------------
 1      Election of nominees for      All Funds
        Trustees.
------------------------------------------------------------------------------------------
        Approving an amendment to     All Funds
2(a)    each Fund's fundamental
        investment restriction
        with respect to
        diversification of
        investments.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                                  PAGE
             PROPOSAL                             AFFECTED FUND(S)                NO.
------------------------------------------------------------------------------------------
        Approving an amendment to     All Funds
2(b)    each Fund's fundamental
        investment restriction
        with respect to borrowing.
------------------------------------------------------------------------------------------
        Approving an amendment to     All Funds
2(c)    each Fund's fundamental
        investment restriction
        with respect to the
        issuance of senior
        securities.
------------------------------------------------------------------------------------------
        Approving an amendment to     All Funds
2(d)    each Fund's fundamental
        investment restriction
        with respect to
        concentration of
        investments in the same
        industry.
------------------------------------------------------------------------------------------
        Approving an amendment to     All Funds
2(e)    each Fund's fundamental
        investment restriction
        with respect to
        investments in real
        estate.
------------------------------------------------------------------------------------------
        Approving an amendment to     All Funds except:
2(f)    certain Funds' fundamental    The Guardian High Yield Fund
        investment restriction        The Guardian Low Duration Bond Fund
        with respect to               The Guardian S&P 500 Index Fund
        investments in                The Guardian Stock Fund
        commodities.                  The Guardian VC 500 Index Fund
                                      The Guardian VC Asset Allocation Fund
                                      The Guardian VC Low Duration Bond Fund
                                      The Guardian VC High Yield Fund
------------------------------------------------------------------------------------------
        Approving an amendment to     All Funds except:
2(g)    certain Funds' fundamental    The Guardian Park Avenue Small Cap Fund
        investment restriction        The Guardian S&P 500 Index Fund
        with respect to               The Guardian Low Duration Bond Fund
        underwriting the              The Guardian High Yield Fund
        Securities of other           The Guardian Stock Fund
        issuers.                      The Guardian VC 500 Index Fund
                                      The Guardian VC Asset Allocation Fund
                                      The Guardian VC Low Duration Bond Fund
                                      The Guardian VC High Yield Fund
                                      The Guardian Small Cap Stock Fund
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                                  PAGE
             PROPOSAL                             AFFECTED FUND(S)                NO.
------------------------------------------------------------------------------------------
        Approving an amendment to     All Funds except:
2(h)    certain Funds' fundamental    The Guardian UBS Large Cap Value Fund
        investment restriction        The Guardian UBS Small Cap Value Fund
        with respect to making        The Guardian UBS VC Large Cap Value Fund
        loans.                        The Guardian UBS VC Small Cap Value Fund
------------------------------------------------------------------------------------------
        Approving the elimination     The Guardian Park Avenue Fund
2(i)    of certain Funds'             The Guardian Asset Allocation Fund
        fundamental investment        The Guardian Baillie Gifford
        restriction with respect      International  Growth Fund
        to investments in             The Guardian Investment Quality Bond
        securities that are not       Fund
        readily marketable.           The Guardian Tax-Exempt Fund
                                      The Guardian Cash Management Fund
                                      Baillie Gifford International Growth
                                      Fund
                                      The Guardian Bond Fund, Inc.
                                      The Guardian Cash Fund, Inc.
------------------------------------------------------------------------------------------
        Approving the elimination     The Guardian Park Avenue Fund
2(j)    of certain Funds'             The Guardian Asset Allocation Fund
        fundamental investment        The Guardian Baillie Gifford
        restriction with respect      International  Growth Fund
        to investments for the        The Guardian Investment Quality Bond
        purpose of exercising         Fund
        control or management of      The Guardian Tax-Exempt Fund
        another company.              The Guardian Cash Management Fund
                                      Baillie Gifford International Growth
                                      Fund
                                      The Guardian Bond Fund, Inc.
                                      The Guardian Cash Fund, Inc.
------------------------------------------------------------------------------------------
        Approving the elimination     The Guardian Park Avenue Fund
2(k)    of certain Funds'             The Guardian Asset Allocation Fund
        fundamental investment        The Guardian Baillie Gifford
        restriction with respect      International
        to investments in other        Growth Fund
        investment companies.         The Guardian Investment Quality Bond
                                      Fund
                                      The Guardian Tax-Exempt Fund
                                      The Guardian Cash Management Fund
                                      Baillie Gifford International Growth
                                      Fund
                                      The Guardian Bond Fund, Inc.
                                      The Guardian Cash Fund, Inc.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                                  PAGE
             PROPOSAL                             AFFECTED FUND(S)                NO.
------------------------------------------------------------------------------------------
        Approving the elimination     The Guardian Park Avenue Fund
2(l)    of certain Funds'             The Guardian Asset Allocation Fund
        fundamental investment        The Guardian Baillie Gifford
        restrictions with respect     International  Growth Fund
        to purchasing securities      The Guardian Investment Quality Bond
        on margin, selling            Fund
        securities short, or          The Guardian Tax-Exempt Fund
        participating on a joint      The Guardian Cash Management Fund
        or joint and several basis    Baillie Gifford International Growth
        in a securities trading       Fund
        account.                      The Guardian Bond Fund, Inc.
                                      The Guardian Cash Fund, Inc.
------------------------------------------------------------------------------------------
        Approving the elimination     All Funds except:
2(m)    of certain Funds'             The Guardian UBS Large Cap Value Fund
        fundamental investment        The Guardian UBS Small Cap Value Fund
        restriction with respect      The Guardian UBS VC Large Cap Value Fund
        to pledging, mortgaging or    The Guardian UBC VC Small Cap Value Fund
        hypothecating Fund assets.
------------------------------------------------------------------------------------------
        Approving the elimination     The Guardian Park Avenue Fund
2(n)    of certain Funds'             The Guardian Asset Allocation Fund
        fundamental investment        The Guardian Baillie Gifford
        restriction with respect      International  Growth Fund
        to issuers in which           The Guardian Investment Quality Bond
        management of a Fund or       Fund
        its investment adviser        The Guardian Tax-Exempt Fund
        owns securities.              The Guardian Cash Management Fund
                                      Baillie Gifford International Growth
                                      Fund
                                      The Guardian Bond Fund, Inc.
                                      The Guardian Cash Fund, Inc.
------------------------------------------------------------------------------------------
        Approving the elimination     The Guardian Park Avenue Fund
2(o)    of certain Funds'             The Guardian Asset Allocation Fund
        fundamental investment        The Guardian Investment Quality Bond
        restriction with respect      Fund
        to investments in issuers     The Guardian Bond Fund, Inc.
        having a record of less
        than three years
        continuous operation.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                                  PAGE
             PROPOSAL                             AFFECTED FUND(S)                NO.
------------------------------------------------------------------------------------------
        Approving the elimination     The Guardian Park Avenue Fund
2(p)    of certain Funds'             The Guardian Asset Allocation Fund
        fundamental investment        The Guardian Baillie Gifford
        restriction with respect      International  Growth Fund
        to investments in oil, gas    The Guardian Investment Quality Bond
        and mineral programs.         Fund
                                      The Guardian Tax-Exempt Fund
                                      The Guardian Cash Management Fund
                                      Baillie Gifford International Growth
                                      Fund
                                      The Guardian Bond Fund, Inc.
                                      The Guardian Cash Fund, Inc.
------------------------------------------------------------------------------------------
        Approving the elimination     The Guardian Park Avenue Fund
2(q)    of certain Funds'             The Guardian Park Avenue Small Cap Fund
        fundamental investment        The Guardian Asset Allocation Fund
        restriction with respect      The Guardian Baillie Gifford
        to investments in put         International  Growth Fund
        options, call options and     The Guardian Investment Quality Bond
        combinations thereof.         Fund
                                      The Guardian Tax-Exempt Fund
                                      The Guardian Cash Management Fund
                                      Baillie Gifford International Growth
                                      Fund
                                      The Guardian Small Cap Stock Fund
                                      The Guardian Bond Fund, Inc.
                                      The Guardian Cash Fund, Inc.
------------------------------------------------------------------------------------------
        Approving the elimination     The Guardian Asset Allocation Fund
2(r)    of certain Funds'             The Guardian Baillie Gifford
        fundamental investment        International  Growth Fund
        restriction with respect      The Guardian Investment Quality Bond
        to investments in             Fund
        warrants.                     The Guardian Cash Management Fund
                                      Baillie Gifford International Growth
                                      Fund
                                      The Guardian Bond Fund, Inc.
                                      The Guardian Cash Fund, Inc.
------------------------------------------------------------------------------------------
        Approving the elimination     The Guardian Park Avenue Fund
2(s)    of certain Funds'             The Guardian Investment Quality Bond
        fundamental investment        Fund
        restriction with respect      The Guardian Tax-Exempt Fund
        to investments in             The Guardian Bond Fund, Inc.
        securities other than         The Guardian Cash Fund, Inc.
        those described in the
        Fund's prospectus.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                                  PAGE
             PROPOSAL                             AFFECTED FUND(S)                NO.
------------------------------------------------------------------------------------------
        Approving an amendment to     The Guardian Tax-Exempt Fund
2(t)    The Guardian Tax-Exempt
        Fund's fundamental policy
        with respect to
        investments in investment
        grade municipal
        obligations.
------------------------------------------------------------------------------------------
 3      Approving an amendment to     The Guardian Park Avenue Fund
        Amended and Restated          The Guardian UBS Large Cap Value Fund
        Agreement and Declaration     The Guardian Park Avenue Small Cap Fund
        of Trust of The Park          The Guardian UBS Small Cap Value Fund
        Avenue Portfolio to           The Guardian Asset Allocation Fund
        increase the maximum          The Guardian S&P 500 Index Fund
        number of Trustees that       The Guardian Baillie Gifford
        may serve on its Board of     International  Growth Fund
        Trustees from eleven to       The Guardian Baillie Gifford Emerging
        twelve.                        Markets Fund
                                      The Guardian Investment Quality Bond
                                      Fund
                                      The Guardian Low Duration Bond Fund
                                      The Guardian High Yield Bond Fund
                                      The Guardian Tax-Exempt Fund
                                      The Guardian Cash Management Fund
------------------------------------------------------------------------------------------
 4      Approving an amendment to     The Guardian Park Avenue Fund
        the Amended and Restated      The Guardian UBS Large Cap Value Fund
        Agreement and Declaration     The Guardian Park Avenue Small Cap Fund
        of Trust of The Park          The Guardian UBS Small Cap Value Fund
        Avenue Portfolio (the         The Guardian Asset Allocation Fund
        "Trust document") to          The Guardian S&P 500 Index Fund
        permit certain amendments     The Guardian Baillie Gifford
        to the Trust document to      International  Growth Fund
        be made without               The Guardian Baillie Gifford Emerging
        shareholder approval.          Markets Fund
                                      The Guardian Investment Quality Bond
                                      Fund
                                      The Guardian Low Duration Bond Fund
                                      The Guardian High Yield Bond Fund
                                      The Guardian Tax-Exempt Fund
                                      The Guardian Cash Management Fund
------------------------------------------------------------------------------------------

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

There are eleven nominees being proposed for election as Trustees of the Funds. The Nominating and Governance Committee of the Trustees of each Fund makes recommendations concerning the nominees for Trustees. The Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Funds or their investment adviser or sub-adviser, as applicable. Those Trustees who are not "interested persons" of your Fund are referred to in this Proxy Statement as "Independent Trustees."

The nominees and information regarding their backgrounds are shown in the following pages. This information includes each nominee's name, year of birth, principal occupation(s) during the past five years and other information about the nominee's professional background, including other directorships the nominee holds. Each Trustee oversees all of the Funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. Each nominee other than Ms. Cuocolo and Messrs. Goetzmann and Paggioli currently serves as a Trustee of the Funds. Ms. Cuocolo, Mr. Goetzmann and Mr. Paggioli were each nominated by the Nominating and Governance Committee following a search for candidates. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting the Trustees may nominate other candidates at their discretion or fix the number of Trustees at fewer than eleven. The address of all of the Trustees and nominees is 7 Hanover Square, New York, New York 10004. Each of the current Trustees oversees all of the Funds in the Guardian Fund Complex, which currently consists of 25 Funds.

NOMINEES FOR TRUSTEES

                              INTERESTED TRUSTEES*

---------------------------------------------------------------------------------------------
                        POSITION   TERM OF OFFICE
NAME AND                  WITH     AND LENGTH OF   PRINCIPAL OCCUPATIONS         OTHER
YEAR OF BIRTH           THE FUNDS   TIME SERVED+    DURING PAST 5 YEARS      DIRECTORSHIPS
---------------------------------------------------------------------------------------------
 Arthur V. Ferrara      Trustee    Since 1987      Director and former    Director of various
 (1930)                                            Chairman of the Board  mutual funds
                                                   and Chief Executive    sponsored by
                                                   Officer, The Guardian  Gabelli Asset
                                                   Life Insurance         Management.
                                                   Company of America.
                                                   Director (Trustee) of
                                                   all of the mutual
                                                   funds within the
                                                   Guardian Fund
                                                   Complex.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                        POSITION   TERM OF OFFICE
NAME AND                  WITH     AND LENGTH OF   PRINCIPAL OCCUPATIONS         OTHER
YEAR OF BIRTH           THE FUNDS   TIME SERVED+    DURING PAST 5 YEARS      DIRECTORSHIPS
---------------------------------------------------------------------------------------------
 Leo R. Futia           Trustee    Since 1982      Director and former           None.
 (1919)                                            Chairman of the Board
                                                   and Chief Executive
                                                   Officer, The Guardian
                                                   Life Insurance
                                                   Company of America.
                                                   Director (Trustee) of
                                                   all of the mutual
                                                   funds within the
                                                   Guardian Fund
                                                   Complex.
---------------------------------------------------------------------------------------------
 Dennis J. Manning      Trustee    Since 2003      President and Chief    Director of The
 (1947)                                            Executive Officer,     Guardian Life
                                                   The Guardian Life      Insurance Company
                                                   Insurance Company of   of America and The
                                                   America since 1/03;    Guardian Insurance
                                                   President and Chief    & Annuity Company,
                                                   Operating Officer,     Inc. Manager,
                                                   1/02 to 12/02;         Guardian Investor
                                                   Executive Vice         Services LLC and
                                                   President and Chief    Park Avenue
                                                   Operating Officer,     Securities LLC.
                                                   1/01 to 12/01;         Director of various
                                                   Executive Vice         Guardian Life
                                                   President, Individual  subsidiaries.
                                                   Markets and Group
                                                   Pensions, 1/99 to
                                                   12/00. Director
                                                   (Trustee) of all of
                                                   the mutual funds
                                                   within the Guardian
                                                   Fund Complex.
---------------------------------------------------------------------------------------------

                              INDEPENDENT TRUSTEES

---------------------------------------------------------------------------------------------
                        POSITION   TERM OF OFFICE
NAME AND                  WITH     AND LENGTH OF   PRINCIPAL OCCUPATIONS
YEAR OF BIRTH           THE FUNDS   TIME SERVED+    DURING PAST 5 YEARS   OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------
 Kathleen C. Cuocolo,   Nominee                    Principal, Cuocolo     Chairman, Board of
 C.P.A.                 for                        Associates (corporate  Directors, Select
 (1952)                 Trustee                    governance and         Sector S&P
                                                   operations consulting  Depository Receipts
                                                   firm), 2003 to         Series Trust (9
                                                   present; Executive     exchange traded
                                                   Vice President, State  funds), 1999 to
                                                   Street Corporation,    present; Director,
                                                   prior thereto.         World Markets PLC
                                                   Employed by State      (global performance
                                                   Street Corporation in  and analytics
                                                   various capacities     company), 2002 to
                                                   since 1982.            present; Director,
                                                                          The China Fund,
                                                                          Inc., 2001-2003;
                                                                          Board of Advisors,
                                                                          Venturi Aeration,
                                                                          Inc. (water
                                                                          remediation
                                                                          services), 2001 to
                                                                          present; Board of
                                                                          Advisors,
                                                                          Inter-Unity Group
                                                                          (systems
                                                                          optimization
                                                                          consulting firm),
                                                                          2003 to present.
---------------------------------------------------------------------------------------------
 Frank J. Fabozzi,      Trustee    Since 1992      Adjunct Professor of   Director (Trustee)
 Ph.D.                                             Finance, School of     of various
 (1948)                                            Management -- Yale     closed-end
                                                   University, 2/94 to    investment
                                                   present; Editor,       companies sponsored
                                                   Journal of Portfolio   by BlackRock
                                                   Management. Director   Financial
                                                   (Trustee) of all of    Management.
                                                   the mutual funds       Director of
                                                   within the Guardian    BlackRock Funds (47
                                                   Fund Complex.          funds).
---------------------------------------------------------------------------------------------
 William N. Goetzmann,  Nominee                    Edwin J. Beinecke      Member of the Board
 Ph.D.                  for                        Professor of Finance   of Directors of the
 (1956)                 Trustee                    and Management         Commonfund.
                                                   Studies, Yale School
                                                   of Management, 7/94
                                                   to present; Director,
                                                   International Center
                                                   for Finance, Yale
                                                   School of Management,
                                                   7/99 to present;
                                                   Visiting professor,
                                                   Harvard Business
                                                   School, 7/05 to
                                                   present.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                        POSITION   TERM OF OFFICE
NAME AND                  WITH     AND LENGTH OF   PRINCIPAL OCCUPATIONS
YEAR OF BIRTH           THE FUNDS   TIME SERVED+    DURING PAST 5 YEARS   OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------
 Anne M. Goggin, Esq.   Trustee    Since 2004      Partner, Edwards and          None.
 (1948)                                            Angell, LLP, 4/04 to
                                                   8/04; Chief Counsel,
                                                   Metropolitan Life
                                                   Insurance Company,
                                                   6/00 to 12/03; Senior
                                                   Vice President and
                                                   General Counsel, New
                                                   England Life
                                                   Insurance Company,
                                                   6/00 to 12/03;
                                                   Chairman, President
                                                   and Chief Executive
                                                   Officer, MetLife
                                                   Advisors LLC, 6/99 to
                                                   12/03; Chairman of
                                                   the Board,
                                                   Metropolitan Series
                                                   Fund, 1/02 to 12/03;
                                                   Chairman of the
                                                   Board, New England
                                                   Zenith Fund, 6/99 to
                                                   12/03. Director
                                                   (Trustee) of all of
                                                   the mutual funds
                                                   within the Guardian
                                                   Fund Complex.
---------------------------------------------------------------------------------------------
 William W. Hewitt,     Trustee    Since 1989      Retired. Former               None.
 Jr.                                               Executive Vice
 (1928)                                            President, Shearson
                                                   Lehman Brothers, Inc.
                                                   Director (Trustee) of
                                                   all of the mutual
                                                   funds within the
                                                   Guardian Fund
                                                   Complex.
---------------------------------------------------------------------------------------------
 Sidney I. Lirtzman,    Trustee    Since 1987      Emanuel Saxe Emeritus  Director, 6/02 to
 Ph.D.                                             Professor of           8/03, and chair of
 (1930)                                            Management, Zicklin    the audit
                                                   School of Business,    committee,
                                                   Baruch College, City   Youthstream, Inc.
                                                   University of New      Member, Advisory
                                                   York since 11/04;      Board of Directors,
                                                   Emanuel Saxe           New York City
                                                   Professor of           Independent Budget
                                                   Management 9/96 to     Office 5/98 to
                                                   10/04; Dean from       5/01, Director,
                                                   10/95 to 9/02;         International
                                                   Interim President      Center for
                                                   9/99 to 9/00.          Corporate
                                                   President, Fairfield   Accountability
                                                   Consulting             since 11/03, and
                                                   Associates, Inc.       Chairman of the
                                                   Director (Trustee) of  Board since 6/05.
                                                   all of the mutual
                                                   funds within the
                                                   Guardian Fund
                                                   Complex.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                        POSITION   TERM OF OFFICE
NAME AND                  WITH     AND LENGTH OF   PRINCIPAL OCCUPATIONS
YEAR OF BIRTH           THE FUNDS   TIME SERVED+    DURING PAST 5 YEARS   OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------
 Steven J. Paggioli     Nominee                    Independent            Trustee and Audit
 (1950)                 for                        consultant since       Committee Member,
                        Trustee                    7/2001; Executive      Managers Funds and
                                                   Vice President,        Managers AMG Funds
                                                   Director and           (36 portfolios),
                                                   Principal of The       6/90 to present;
                                                   Wadsworth Group        Trustee,
                                                   (administration,       Professionally
                                                   consulting and         Managed Portfolios
                                                   executive search       (20 portfolios),
                                                   firm) prior thereto.   5/91 to present;
                                                                          Advisory Board
                                                                          Member, Sustainable
                                                                          Growth Advisers,
                                                                          L.P., 10/02 to
                                                                          present.
---------------------------------------------------------------------------------------------
 Robert G. Smith,       Trustee    Since 1982      Chairman and Chief     Governor
 Ph.D.                                             Executive Officer,     appointments as
 (1932)                                            Smith Affiliated       Director of New
                                                   Capital Corp. since    York Health Care
                                                   4/82. Director         Reform Act
                                                   (Trustee) of all of    Charitable
                                                   the mutual funds       Organization and
                                                   within the Guardian    Nassau County
                                                   Fund Complex.          Interim Finance
                                                                          Authority. Senior
                                                                          private member of
                                                                          the New York State
                                                                          Financial Control
                                                                          Board for New York
                                                                          City. Senior
                                                                          Director for the
                                                                          New York State
                                                                          Comptroller's
                                                                          Investment Advisory
                                                                          Committee for State
                                                                          Pension Funds
                                                                          (Common Fund).
---------------------------------------------------------------------------------------------

* "Interested Trustee" means one who is an "interested person" under the Investment Company Act of 1940 by virtue of a current or past position with The Guardian Life Insurance Company of America, the indirect parent company of Guardian Investor Services LLC, the investment adviser of certain Funds in the Guardian Fund Complex.

+ There is no set term of office for Trustees. The table reflects the year from which each person has served as Trustee.

The Board of Trustees meets regularly to review each Fund's investments, performance, expenses and other business affairs. The Trustees also elect each Fund's officers, who are listed in this Proxy Statement under the heading "Officers of the Funds." The Board currently consists of eight trustees, five of whom are not "interested persons" of the Funds within the meaning of the 1940 Act. These five trustees are also members of the Audit Committee and the Nominating and Governance Committee of the Board. The Audit Committee is responsible for the selection and evaluation of the independent registered public accounting firm for the Funds to be recommended to the Board and has oversight responsibility for the integrity of each Fund's financial reporting process and internal controls regarding finance and accounting. The Audit Committee is also responsible for monitoring the independence and performance of the Funds' independent registered public accounting firm. The Trustees have adopted a written charter for the Audit Committee. During the year ended December 31, 2004, the Audit Committee met five times.

The Nominating and Governance Committee is responsible for recommending to the Board those persons to be nominated for election as Independent Trustees and oversees the administration of the Funds' Governance Procedures and Guidelines. The Committee identifies prospective nominees for election as Independent Trustees by considering individuals who come to its attention through the recommendation of current Trustees, the Funds' investment adviser, or other sources, including shareholders or third-party search firms. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board, the Committee considers the skills and characteristics that it believes would benefit the Funds' shareholders. The Committee may take into account whatever qualifications it deems desirable and appropriate in considering potential Independent Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) other board experience, (iii) relevant industry and related experience, (iv) educational background, (v) financial expertise, (vi) an assessment of the candidate's ability, judgment and expertise, (vii) an assessment of the needs of the Board and (viii) overall Board composition. In connection with this evaluation, the Committee will determine whether to interview prospective nominees. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee.

The Trustees have adopted a written charter for the Nominating and Governance Committee, which is attached to this Proxy Statement as APPENDIX A. During the year ended December 31, 2004, the Nominating and Governance Committee met four times.

The Funds do not hold regular annual meetings of shareholders, but may from time to time schedule special meetings. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) in writing to the Senior Vice President and

Secretary of the Funds. Such submission should include information about the candidate that would be required to be included in a proxy statement. The Committee will consider nominees recommended by shareholders of a Fund provided shareholders submit timely recommendations, and provided the shareholders' recommendations comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act").

TRUSTEE COMPENSATION

The Guardian Fund Complex pays the Independent Trustees fees consisting of a $5,000 per meeting fee and an annual retainer fee of $30,500 allocated among all Funds in the Guardian Fund Complex. Board committee members also receive $2,000 per committee meeting. Trustees who are "interested persons" of the Funds, except Mr. Manning, receive the same fees, but they are paid by Guardian Investor Services LLC, not the Funds. Mr. Manning receives no compensation for serving on the Board of the Funds. The table below provides information about the compensation paid to the Trustees for the year ended December 31, 2004.

                              COMPENSATION TABLE*

---------------------------------------------------------------------------------------------------
                                                ACCRUED                                TOTAL
                             AGGREGATE        PENSION OR                           COMPENSATION
                            COMPENSATION      RETIREMENT         ESTIMATED       FROM ALL FUNDS IN
                              FROM THE       BENEFITS PAID     BENEFITS UPON     THE GUARDIAN FUND
          NAME                 FUND**         BY THE FUND       RETIREMENT        COMPLEX (25)**
---------------------------------------------------------------------------------------------------
 Frank J. Fabozzi
   The Park Avenue
    Portfolio                 $33,853          N/A               N/A                  $68,500
   The Guardian Variable
    Contract Funds, Inc.      $20,056
   GIAC Funds, Inc.           $ 6,050
   The Guardian Bond
    Fund, Inc.                $ 4,413
   The Guardian Cash
    Fund, Inc.                $ 4,128
---------------------------------------------------------------------------------------------------
 Anne M. Goggin
   The Park Avenue
    Portfolio                 $10,627          N/A               N/A                  $21,625
   The Guardian Variable
    Contract Funds, Inc.      $ 6,465
   GIAC Funds, Inc.           $ 1,989
   The Guardian Bond
    Fund, Inc.                $ 1,340
   The Guardian Cash
    Fund, Inc.                $ 1,204
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                ACCRUED                                TOTAL
                             AGGREGATE        PENSION OR                           COMPENSATION
                            COMPENSATION      RETIREMENT         ESTIMATED       FROM ALL FUNDS IN
                              FROM THE       BENEFITS PAID     BENEFITS UPON     THE GUARDIAN FUND
          NAME                 FUND**         BY THE FUND       RETIREMENT        COMPLEX (25)**
---------------------------------------------------------------------------------------------------
 William W. Hewitt, Jr.
   The Park Avenue
    Portfolio                 $33,853          N/A               N/A                  $68,500
   The Guardian Variable
    Contract Funds, Inc.      $20,056
   GIAC Funds, Inc.           $ 6,050
   The Guardian Bond
    Fund, Inc.                $ 4,413
   The Guardian Cash
    Fund, Inc.                $ 4,128
---------------------------------------------------------------------------------------------------
 Sidney I. Lirtzman
   The Park Avenue
    Portfolio                 $37,558          N/A               N/A                  $76,000
   The Guardian Variable
    Contract Funds, Inc.      $22,255
   GIAC Funds, Inc.           $ 6,715
   The Guardian Bond
    Fund, Inc.                $ 4,894
   The Guardian Cash
    Fund, Inc.                $ 4,577
---------------------------------------------------------------------------------------------------
 Robert G. Smith
   The Park Avenue
    Portfolio                 $41,263          N/A               N/A                  $83,500
   The Guardian Variable
    Contract Funds, Inc.      $24,455
   GIAC Funds, Inc.           $ 7,380
   The Guardian Bond
    Fund, Inc.                $ 5,376
   The Guardian Cash
    Fund, Inc.                $ 5,026
---------------------------------------------------------------------------------------------------

* Trustees who are "interested persons" of the Funds are not compensated by the Funds, so they are omitted from this table. Ms. Cuocolo and Messrs. Goetzmann and Paggioli, as nominees who are not currently Trustees, also did not receive compensation from the Funds during the period shown, and are omitted from this table.

** Includes compensation paid for attendance at meetings of the Board's Audit Committee, and additional compensation paid to Mr. Lirtzman and Mr. Smith for service as Chairman of the Nominating and Governance Committee and the Audit Committee, respectively.
--------------------------------------------------------------------------------

FUND SHARE OWNERSHIP BY TRUSTEES

The following table sets forth the dollar range of equity securities in the Funds beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the Guardian Fund Complex on or after June 30, 2005.

                         TRUSTEE SHARE OWNERSHIP TABLES

--------------------------------------------------------------------------------------
                                                           AGGREGATE DOLLAR RANGE
                                                            OF SECURITIES IN ALL
                                                      REGISTERED INVESTMENT COMPANIES
                                   DOLLAR RANGE OF          OVERSEEN BY TRUSTEE
     INDEPENDENT TRUSTEES        SHARES OF THE FUNDS   IN GUARDIAN FUND COMPLEX (25)
--------------------------------------------------------------------------------------
 Frank J. Fabozzi
   Guardian Cash Management         $50,001-$100,000          $50,001-$100,000
   Park Avenue Small Cap                  $1-$10,000
   Guardian Baillie Gifford
    Emerging Markets                      $1-$10,000
   Guardian High Yield                    $1-$10,000
   Park Avenue Fund                       $1-$10,000
   Investment Quality Bond                $1-$10,000
   Guardian Tax-Exempt                    $1-$10,000
   Guardian Asset Allocation              $1-$10,000
   Guardian Baillie Gifford
    International Growth                  $1-$10,000
   Guardian S&P 500 Index                 $1-$10,000
--------------------------------------------------------------------------------------
 Anne M. Goggin
   Park Avenue Fund                       $1-$10,000           $10,001-$50,000
   Guardian Baillie Gifford
    Emerging Markets                      $1-$10,000
   Guardian Tax-Exempt                    $1-$10,000
--------------------------------------------------------------------------------------
 William W. Hewitt, Jr.
   Park Avenue Fund                  $10,001-$50,000           $10,001-$50,000
   Guardian Baillie Gifford
    Emerging Markets                 $10,001-$50,000
--------------------------------------------------------------------------------------
 Sidney I. Lirtzman
   Park Avenue Fund                       $1-$10,000           $10,001-$50,000
   Guardian Baillie Gifford
    Emerging Markets                      $1-$10,000
   Guardian Asset Allocation              $1-$10,000
--------------------------------------------------------------------------------------
 Robert G. Smith
   Guardian Tax-Exempt               $10,001-$50,000           $10,001-$50,000
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                           AGGREGATE DOLLAR RANGE
                                                            OF SECURITIES IN ALL
                                                      REGISTERED INVESTMENT COMPANIES
                                   DOLLAR RANGE OF          OVERSEEN BY TRUSTEE
      INTERESTED TRUSTEES        SHARES OF THE FUNDS   IN GUARDIAN FUND COMPLEX (25)
--------------------------------------------------------------------------------------
 Arthur V. Ferrara
   Guardian Bond Fund, Inc.               $1-$10,000             Over $100,000
   Park Avenue Fund                  $10,001-$50,000
   Guardian Asset Allocation              $1-$10,000
   Guardian Baillie Gifford
    International Growth             $10,001-$50,000
   Guardian Cash Fund, Inc.               $1-$10,000
   Guardian Cash Management          $10,001-$50,000
   Guardian Stock Fund                 Over $100,000
--------------------------------------------------------------------------------------
 Leo R. Futia
   Park Avenue Small Cap            $50,001-$100,000             Over $100,000
   Guardian Bond Fund, Inc.               $1-$10,000
   Guardian Baillie Gifford
    International Growth               Over $100,000
   Guardian Baillie Gifford
    Emerging Markets                $50,001-$100,000
   Park Avenue Fund                    Over $100,000
   Guardian Cash Management          $10,001-$50,000
   Investment Quality Bond          $50,001-$100,000
   Guardian S&P 500 Index              Over $100,000
   Guardian Asset Allocation         $10,001-$50,000
   Guardian Tax-Exempt              $50,001-$100,000
--------------------------------------------------------------------------------------
 Dennis J. Manning
   Park Avenue Small Cap            $50,001-$100,000             Over $100,000
   Park Avenue Fund                    Over $100,000
   Guardian Asset Allocation         $10,001-$50,000
   Guardian S&P 500 Index              Over $100,000
   Guardian Stock Fund                 Over $100,000
--------------------------------------------------------------------------------------

                RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE

It is recommended that shareholders vote FOR the election of each of the nominees. The Trustees of The Park Avenue Portfolio will be elected by a plurality, which means that the eleven nominees who receive the most votes will be elected as Trustees. The nominees for Directors of The Guardian Variable Contract Funds, Inc., The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. will be elected by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote. The nominees for Directors of GIAC Funds, Inc. will be elected by the affirmative vote of a majority of the outstanding shares entitled to vote present in person or represented by proxy.

                                   PROPOSAL 2
                   CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

FOR PURPOSES OF DISCUSSION REGARDING PROPOSALS 2(A) THROUGH 2(T), THE TERM "AFFECTED FUND" OR "AFFECTED FUNDS" REFERS TO THE LIST OF AFFECTED FUNDS WITH RESPECT TO EACH PROPOSAL AS SET FORTH IN THE PROPOSAL SUMMARY TABLE, WHICH BEGINS ON PAGE [3] OF THIS PROXY STATEMENT. APPENDIX B to this Proxy Statement sets out the specific language of each current fundamental investment policy proposed to be amended or eliminated with respect to each Affected Fund. From time to time, the Funds may be referred to collectively herein as the "Guardian Fund Complex."

As described in the following proposals, the Board of Trustees is recommending that shareholders approve changes to certain fundamental investment policies (also referred to as "investment restrictions") with respect to the Affected Funds. One of the main purposes of these proposals is to create one standardized set of fundamental investment restrictions for all of the Funds in the Guardian Fund Complex, to promote efficiencies in compliance monitoring, respond to changes in regulatory requirements or market conditions, and provide increased investment flexibility. The proposals request that shareholders approve amending or eliminating certain fundamental restrictions and making others non-fundamental. Unless otherwise noted, no material change in an Affected Fund's investment strategies or approaches is expected as a result of the proposed changes to its fundamental investment restrictions. The Board of Trustees has determined that the proposed changes are in the best interests of each Fund's shareholders and recommends that shareholders vote FOR each of the proposals.

BACKGROUND

Each Fund has adopted certain fundamental investment policies, as required by applicable law. Under the 1940 Act, if a Fund's investment policy is "fundamental," that means that it may be changed only by a shareholder vote. Some of the Funds' fundamental investment policies were adopted in order to comply with the requirements of the 1940 Act. Others were adopted over time in response to the requirements of state securities regulators or state insurance departments. In 1996, Congress enacted securities legislation that reduced the extent to which states may regulate the operations of the Funds. Some of the Funds' current fundamental investment restrictions reflect those now obsolete state requirements. As a result, some of the Funds are currently subject to fundamental investment restrictions that (i) are no longer required, (ii) are no longer required to be "fundamental," or (iii) are more restrictive than required under current regulations. The proposed changes to the Funds' fundamental investment restrictions reflect current regulatory and legal requirements under the 1940 Act, and are designed to provide maximum investment flexibility and the ability to respond to future legal or regulatory developments and changes in market or economic conditions.

One of the goals of these proposals is to promote efficiencies in monitoring for compliance with varying sets of fundamental investment policies within the Guardian Fund Complex. For the most part, many of the proposed amendments to the Affected Funds' fundamental investment restrictions are substantively the same as their existing fundamental investment restrictions. The proposed amendments to these restrictions are intended to standardize, to the extent possible, the language of the fundamental investment restrictions among all of the Funds in the Guardian Fund Complex, and are not expected to result in any material changes in an Affected Fund's operations.

Although it is expected that the proposed amendments to the fundamental investment restrictions will, in certain instances, give the Funds greater flexibility to respond to future investment opportunities, unless otherwise noted it is not anticipated that the proposed amendments, individually or in the aggregate, with respect to an Affected Fund, will result in a material change in the level of investment risk associated with investment in the Fund. In several instances, the proposed investment restrictions are stated in terms of the extent to which applicable law permits the investment activity covered by the restriction. Applicable law can change over time, and certain of these proposed restrictions are written so that a change in applicable law would not require the Funds to propose further amendments to these restrictions to shareholders for approval. The approval of any particular proposal by shareholders of an Affected Fund is not dependent on the approval of any other proposal by shareholders of that Affected Fund or any other Affected Fund. If the shareholders of a particular Affected Fund do not approve a proposal, the Fund's existing fundamental investment policy with respect to that proposal will remain in effect.

PROPOSAL 2(a)
AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS

It is proposed that each Affected Fund's fundamental investment restriction with respect to the diversification of its investments be revised to standardize the fundamental investment restrictions among all of the Funds in the Guardian Fund Complex, all of which are "diversified" funds as defined in the 1940 Act.

Under Section 5(b)(1) of the 1940 Act, a "diversified" fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities, cash, cash items or the securities of other investment companies). The remaining 25% of the fund's total assets is not subject to this restriction.

Appendix B lists the current fundamental investment restrictions with respect to diversification of investments of each of the Affected Funds (see page B- ). The proposed amended fundamental investment restriction is set forth below:

     "The Fund may not .... make any purchase that would result in the Fund ceasing to be "diversified" within the meaning of the 1940 Act, applicable rules thereunder and any orders or interpretations of the Securities and Exchange Commission ("1940 Act rules and orders")."

If the proposed amendment is approved, each Affected Fund will be able to invest up to 25% of its total assets in the securities of any one issuer. The amended restriction would continue to exclude from its limitations U.S. government securities, cash and cash items, and would also exclude from its limitations securities of other investment companies. The purpose of the proposed amendment is to reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restriction with respect to diversification of investments for all Funds in the Guardian Fund Complex. The proposed revision of this fundamental investment restriction will not affect the classification of these Funds as "diversified" under Section 5(b)(l) of the 1940 Act and is not intended to change the investment practices of the Funds. Rather, the revision of the current policy should allow the Funds to rely on the definition of the term "diversified" under the 1940 Act rather than state the relevant percentage limitations expressed under current law. If such requirements were to change, the amended policy would automatically apply the requirements of "diversification" contained in Section 5(b)(1) of the 1940 Act, without the need for shareholder approval.

PROPOSAL 2(b)
AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING

It is proposed that each Affected Fund's fundamental investment restriction with respect to borrowing money be revised to standardize the fundamental investment restrictions among all of the Funds in the Guardian Fund Complex. The 1940 Act requires investment companies to adopt a fundamental policy with respect to the borrowing of money, which cannot be changed without shareholder approval, and imposes certain limitations on borrowing activities of investment companies. Appendix B lists the current fundamental investment restriction of each of the Affected Funds with respect to borrowing (see page B- ). The proposed amended fundamental investment restriction is set forth below:

     "The Fund may not .... borrow money, except to the extent permitted by the
     1940 Act, rules and orders."

Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets from any person for temporary purposes, and also may borrow from banks, provided that if borrowings exceed 5%, the investment company must have assets totaling at least 300% of the amount borrowed when the amount borrowed is added to the investment company's other assets. Thus, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third
(33 1/3%) of its total assets (including those assets represented by the amount borrowed). Investment companies may desire to borrow money to meet redemptions while waiting for cash from sales of new shares or proceeds from the sale of portfolio securities or to avoid being forced to sell portfolio securities. This technique provides investment companies with greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than because of a need for short-term cash.

The limitations on borrowing are generally designed to protect shareholders and their investments by restricting an investment company's ability to subject its assets to any claims of creditors who might have a claim to the investment company's assets or rights upon liquidation that would take precedence over the claims of shareholders. The proposed amended fundamental investment restriction would provide that the Affected Funds may borrow not only from banks, but from other parties as well, to the extent permitted by the 1940 Act or any exemptions from the 1940 Act. The Funds' greater flexibility to borrow may subject the Funds to additional costs, as well as risks inherent in borrowing, such as reduced total return and increased volatility of net asset value.

PROPOSAL 2(c)
AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO ISSUING SENIOR SECURITIES

It is proposed that each Affected Fund's fundamental investment restriction with respect to issuing senior securities be revised to standardize the fundamental investment restrictions among all of the Funds in the Guardian Fund Complex. Under the 1940 Act, the Funds must have an investment policy describing their ability to issue senior securities. Appendix B lists the current fundamental investment restriction of each of the Affected Funds with respect to issuing senior securities (see page B- ). The proposed amended fundamental investment restriction is set forth below:

     "The Fund may not .... issue any senior securities except as permitted by the 1940 Act, rules and orders."

A "senior security" is defined under the 1940 Act generally as any security (such as a bond, debenture, note or similar obligation or instrument) evidencing indebtedness. The 1940 Act generally prohibits an open-end fund from issuing senior securities, in order to limit the ability of an investment company to use leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later point in time.

Interpretations of the staff of the Securities and Exchange Commission ("SEC") allow an investment company to engage to a limited extent in certain investment techniques that might otherwise be considered to create senior securities, such as short sales, certain options and futures transactions, and reverse repurchase agreements. Other securities transactions that obligate the investment company to pay money at a future date to meet certain collateralization requirements may also create senior securities.

The proposed fundamental investment policy would permit each Affected Fund to engage in options, futures contracts, forward contracts and repurchase transactions, and to make short sales as permitted under the 1940 Act and any exemptions available by rule or order under the 1940 Act. Similar proposals to amend the current fundamental investment restrictions with respect to these investments are discussed throughout this Proxy Statement (see, for example, Proposal 2(q) relating to investments in options). The proposed amended fundamental investment restriction has been drafted to provide flexibility for the Affected Funds to respond to regulatory changes, including changes in the SEC staff interpretations and conditions described above, without the expense and delay associated with holding a shareholder meeting. Additionally, the proposed fundamental restriction regarding the issuance of senior securities is intended to promote consistency among the fundamental investment restrictions of all of the Funds in the Guardian Fund Complex.

PROPOSAL 2(d)
AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATION OF INVESTMENTS WITHIN A PARTICULAR INDUSTRY

It is proposed that each Affected Fund's fundamental investment restriction with respect to concentration of investments within a particular industry be amended to promote consistency among the fundamental investment restrictions of all of the Funds within the Guardian Fund Complex. Under the 1940 Act, a Fund must adopt a fundamental investment policy describing its ability to concentrate its investments in a single industry. Appendix B lists the current fundamental investment restriction of each of the Affected Funds with respect to concentration (see page B- ). The proposed amended fundamental investment restriction is set forth below:

All Affected Funds except The Guardian S&P 500 Index Fund, The Guardian VC 500 Index Fund and The Guardian Tax-Exempt Fund:

     "The Fund may not .... purchase any securities other than the obligations of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry."

The Guardian S&P 500 Index Fund and The Guardian VC 500 Index Fund only:

     "The Fund may not .... purchase any securities other than the obligations of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry, except that the Fund may purchase securities in excess of this limitation to the extent necessary from time to time to replicate the composition of the Standard & Poor's 500 Index in accordance with the Fund's investment objective."

The Guardian Tax-Exempt Fund only:

     "The Fund may not .... purchase any securities other than the obligations of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry, provided that there shall be no limit on the purchase of Municipal Obligations (as defined from time to time in the prospectus).

The proposed amended fundamental investment restriction is substantively similar to the current restrictions of the Affected Funds. The proposed amendment is intended to standardize the fundamental investment restrictions among the Funds in the Guardian Fund Complex, with the noted variations in the restrictions applicable to The Guardian S&P 500 Index Fund, The Guardian VC 500 Index Fund and The Guardian Tax-Exempt Fund. If adopted by the shareholders, the proposed amended restrictions are not expected to alter materially the investment practices of the Affected Funds.

PROPOSAL 2(e)
AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN REAL ESTATE

It is proposed that each Affected Fund's fundamental investment restriction with respect to investments in real estate and interests in real estate be amended to promote consistency among the fundamental investment restrictions of all of the Funds within the Guardian Fund Complex. Under the 1940 Act, a Fund must adopt a fundamental investment policy describing its ability to purchase and sell real estate. Appendix B lists the current fundamental investment restriction of each of the Affected Funds with respect to investments in real estate (see page
B- ). The proposed amended fundamental investment restriction is set forth below:

     "The Fund may not .... purchase or sell real estate, although the Fund may
     (a) purchase and sell securities of issuers that deal in real estate, (b) purchase and sell securities that represent interests in real estate and
     (c) acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein."

The proposed amended fundamental investment restriction is intended to standardize the fundamental investment restrictions among all of the Funds in the Guardian Fund Complex. If shareholders approve the proposal, each of the Affected Funds would be permitted to invest in securities currently prohibited in some of the Affected Funds, such as real estate investment trusts, provided such investments are consistent with each Fund's investment objective. In a real estate investment trust, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in real estate investment trusts are similar to those associated with direct investments in real estate, including volatility in the housing market or other adverse economic conditions that affect real estate investments.

PROPOSAL 2(f)
AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN COMMODITIES

It is proposed that each Affected Fund's fundamental investment restriction with respect to investments in commodities and commodity contracts be amended to promote consistency among the fundamental investment restrictions of all of the Funds within the Guardian Fund Complex. The proposed amended fundamental restriction would prohibit a Fund from investing in commodities or commodity contracts, except that it may invest in currency and financial instruments and contracts that may be considered commodities or commodity contracts. Under the 1940 Act, a Fund must adopt a fundamental investment policy describing its ability to purchase or sell commodities. At the time the 1940 Act was enacted, the term "commodities" generally referred to physical commodities rather than financial contracts and instruments, such as interest rate, currency, and securities index futures contracts, which are common today. Appendix B lists the current fundamental investment restriction of each of the Affected Funds with respect to investments in commodities and commodity contracts (see page B- ). The proposed amended fundamental investment restriction is set forth below:

     "The Fund may not .... purchase or sell commodities or commodity contracts, except to the extent permitted under applicable law without registration as a commodity pool operator under the Commodity Exchange Act (or any comparable registration under successor legislation)."

The proposed amendment to this fundamental investment restriction is intended to standardize the fundamental investment restrictions within the Guardian Fund Complex. The Affected Funds do not intend to materially change their current practices with respect to investments in commodities, although the proposed policy would allow the Funds more flexibility with regard to investments in commodities or commodities contracts. For each Affected Fund, the change in policy could entail some new risks. For example, the permitted use of such instruments would no longer be limited solely to hedging purposes. The use by the

Funds of financial futures contracts and other financial instruments (including those that would be permitted under the proposed policy) entails certain risks, including the risk that the Funds' portfolio managers may be unable to forecast market and currency exchange rate movements accurately. If markets or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the financial instruments or may realize losses and thus be in a worse position than if such financial instruments had not been used. In addition, the imperfect correlation between movements in the prices or values of financial instruments and movements in the prices of any securities or currencies hedged using such instruments or used for cover may result in unanticipated losses. A Fund's ability to dispose of or close out its positions in financial instruments will depend on the availability of liquid markets in such instruments. A Fund may be unable to dispose of a financial instrument, or otherwise to close out its position in a financial instrument, at a time or price its portfolio manager considers desirable, and so may be unable to realize a gain on such a financial instrument or limit a loss on such a financial instrument at a desired time or price.

PROPOSAL 2(g)
AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO UNDERWRITING THE SECURITIES OF OTHER ISSUERS

It is proposed that each Affected Fund's fundamental investment restriction with respect to underwriting the securities of other issuers be amended to promote consistency among the fundamental investment restrictions of all of the Funds within the Guardian Fund Complex. Each of the Affected Funds has a fundamental investment policy prohibiting it from underwriting securities issued by other issuers. Under the 1940 Act, a Fund's policies concerning underwriting are required to be fundamental. Appendix B lists the current fundamental investment restriction of each of the Affected Funds with respect to underwriting (see page B- ). The proposed amended fundamental investment restriction is set forth below:

     "The Fund may not .... engage in the underwriting of securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of portfolio securities."

Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. Occasionally an investment company may purchase a security for investment purposes that it later sells or redistributes to institutional investors or others under circumstances where the investment company could, technically, be considered to be an "underwriter" as defined in the Securities Act of 1933. The proposed amended fundamental investment restriction is intended to standardize the fundamental investment restrictions among all of the Funds in the Guardian Fund Complex. If adopted by shareholders, the proposed amended restriction is not expected to alter materially the investment practices of the Affected Funds.

PROPOSAL 2(h)
AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS

It is proposed that each Affected Fund's fundamental investment restriction with respect to making loans be amended in order to promote consistency in the fundamental restrictions of all of the Funds in the Guardian Fund Complex. Under the 1940 Act, an investment company must have an investment policy describing its ability to make loans to other persons or entities. Appendix B lists the current fundamental investment restriction of each of the Affected Funds with respect to making loans (see page B- ). The proposed amended fundamental investment restriction is set forth below:

     "The Fund may not .... make loans to other persons, except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission."

SEC staff interpretations of the 1940 Act generally prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations and the use of repurchase agreements. Under certain circumstances, certain investment techniques, such as investing in debt securities, may be considered to be loans. Many of the Affected Funds currently have an investment restriction that is substantively similar to the proposed amendment. The proposed fundamental investment policy would impose no limitations on any Affected Fund's lending other than those imposed by applicable law. The proposal is intended to standardize the fundamental investment policies among all of the Funds in the Guardian Fund Complex and to maximize the ability of the Funds to respond to regulatory changes.

The proposed amended fundamental restriction would enable each Affected Fund to lend its portfolio securities as permitted by applicable law. When a Fund makes a loan, it takes the risk that the person or entity to which it makes the loan will be unable or unwilling to repay the loan. Any such failure to repay a loan or any delay in repaying a loan would likely result in a loss to the Fund. When the Fund lends its portfolio securities to another party, the Fund has the potential to increase its current income while retaining the securities' potential for capital appreciation. Such loans are at all times secured by cash or other collateral and involve some risk to the Fund if the other party should default on its obligation to return the securities or to make related payments. If the other party should become involved in bankruptcy proceedings, the Fund may encounter a delay in recovery of or even a loss of rights in the collateral. If adopted by shareholders, this policy is not expected to alter materially the investment practices of the Affected Funds.

PROPOSAL 2(i)
ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN SECURITIES THAT ARE NOT READILY MARKETABLE

It is proposed that shareholders approve the elimination of the Affected Funds' fundamental investment restrictions with respect to investments in securities subject to restrictions on resale, also known as "restricted" securities, or securities that are otherwise not readily marketable, also known as "illiquid" securities. Appendix B lists the current fundamental investment restriction proposed to be eliminated with respect to each of the Affected Funds (see page B- ). If the proposal is approved, the Trustees will adopt the following non-fundamental investment policy for each Affected Fund except The Guardian Cash Management Fund and The Guardian Cash Fund, Inc.:

     "The Fund may not .... invest in (a) securities which at the time of investment are not readily marketable, (b) securities that are restricted as to resale under federal securities laws, excluding any such securities that have been determined by the Trustees (or the person(s) designated by them to make such determinations) to be readily marketable and (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in the aggregate in securities described in (a), (b) and (c) above."

For The Guardian Cash Management Fund and The Guardian Cash Fund, Inc., the Trustees will adopt the following non-fundamental investment policy:

     "The Fund may not .... invest in (a) securities which at the time of investment are not readily marketable, (b) securities that are restricted as to resale under federal securities laws, excluding any such securities that have been determined by the Trustees (or the person(s) designated by them to make such determinations) to be readily marketable and (c) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in (a), (b) and (c) above."

The existing investment restriction is not required to be fundamental under the 1940 Act. The purpose of this proposal is to provide all of the Funds with the maximum flexibility permitted by law to pursue its investment objective. If shareholders approve this proposal, this fundamental restriction will be replaced by a non-fundamental policy that can be changed by the Trustees without shareholder approval. The non-fundamental policy would prohibit a Fund from investing more than 15% of its net assets (10% in the case of The Guardian Cash Management Fund and The Guardian Cash Fund, Inc.) in securities that are not readily marketable, securities that are subject to restrictions on resale or are illiquid (subject to a determination by the Trustees or their designee that such security is liquid pursuant to the Funds' liquidity procedures) and repurchase agreements maturing in more than seven days. If adopted by the shareholders, the proposed change is not expected to alter materially the investment practices of the Affected Funds.

PROPOSAL 2(j)
ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT

It is proposed that each Affected Fund's current fundamental investment restriction with respect to making investments for the purpose of exercising control or management of another company be eliminated and replaced with a non-fundamental policy that can be changed in the future without shareholder approval. The purpose of this proposal is to provide the Funds with the maximum flexibility permitted by law to pursue their investment objectives and to promote consistency among the fundamental investment restrictions of all of the Funds in the Guardian Fund Complex. Appendix B lists the current fundamental investment restriction proposed to be eliminated with respect to each of the Affected Funds (see page B- ). If the proposal is approved, the Trustees will adopt the following non-fundamental policy for each Affected Fund:

     "The Fund may not .... invest in the securities of any company for the purpose of exercising control or management."

The 1940 Act does not require that policies on investing in other companies for the purpose of control or management of such company be fundamental. Making the policy non-fundamental would give the Board more flexibility without having to have the Funds incur the cost of obtaining shareholder approval should regulatory requirements change. If adopted by the shareholders, the proposed change is not expected to alter materially the investment practices of the Affected Funds.

PROPOSAL 2(k)
ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN OTHER INVESTMENT COMPANIES

It is proposed that each Affected Fund's current fundamental investment restriction with respect to investments in other investment companies be eliminated and replaced with a non-fundamental policy that can be changed in the future without shareholder approval. The purpose of this proposal is to provide the Funds with the maximum flexibility permitted by law to pursue their investment objectives and to promote consistency among the fundamental investment restrictions of all of the Funds in the Guardian Fund Complex. Appendix B lists the current fundamental investment restriction proposed to be eliminated with respect to each of the Affected Funds (see page B- ). If the proposal is approved, the Trustees will adopt the following non-fundamental policy for each Affected Fund:

     "The Fund may not .... purchase the securities of any other investment company, except in accordance with the 1940 Act, rules and orders."

The 1940 Act does not require that policies on investing in other investment companies be fundamental. This policy is non-fundamental for many of the other Guardian Funds. Making the policy on investing in other investment companies non-fundamental would give the Board more flexibility without having to have the Funds incur the cost of obtaining shareholder approval should regulatory requirements change or should it become advantageous for the Funds to invest in other investment companies to an extent different from what is currently permitted by their fundamental policies.

The ability of the Funds to invest in other mutual funds is governed by Section 12(d)(1) of the 1940 Act. Subject to limited exceptions, Section 12(d)(1)(A) of the 1940 Act currently requires that, as determined immediately after a purchase is made (i) not more than 5% of the value of a Fund's total assets may be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund's total assets may be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting securities of any one investment company may be owned by a Fund. The Guardian Asset Allocation Fund and The Guardian VC Asset Allocation Fund each currently operates as a "fund of funds" pursuant to an exemptive order granted by the SEC. Under the provisions of the exemptive order, The Guardian Asset Allocation Fund and The Guardian VC Asset Allocation may invest in other affiliated investment companies beyond these limits, and may also invest in other securities, such as common stocks and S&P 500 Index futures.

Certain Affected Funds, such as The Guardian Park Avenue Fund, expect to purchase exchange-traded funds ("ETFs") for cash equitization or other investment purposes if this proposal is approved by shareholders. Cash equitization is a tool the Funds may use to manage cash flows in the portfolio.

ETFs typically are index funds. Investments in ETFs are subject to the risk of investments in other investment companies. For example, the price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to mutual funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. If adopted by the shareholders, the proposed change is not expected to alter materially the investment practices of the Affected Funds.

PROPOSAL 2(l)
ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING SECURITIES ON MARGIN, SHORT SALES AND JOINT PARTICIPATION IN A SECURITIES TRADING ACCOUNT

Each Affected Fund is currently subject to a fundamental investment restriction prohibiting it from purchasing securities on margin, engaging in short sales, and/or participating on a joint or joint and several basis in a securities trading account. These policies are not required to be a fundamental under the 1940 Act, and were originally adopted to address then-existing state requirements that are no longer applicable. It is proposed that the current fundamental restrictions with respect to these practices be eliminated for each Affected Fund. Appendix B lists the current fundamental investment restriction(s) proposed to be eliminated with respect to each Affected Fund (see page B- ).

Purchasing securities on margin. Each of the Affected Funds is prohibited from purchasing securities on margin. Margin purchases involve the purchase of securities with borrowed money; the 1940 Act imposes certain restrictions on borrowing as discussed in this Proxy Statement under Proposal 2(b) relating to borrowing and Proposal 2(m) relating to pledging assets. Margin is the cash or securities that the borrower places with a broker as collateral against the loan. Although each Affected Fund currently has a fundamental investment restriction that prohibits it from purchasing securities on margin, the 1940 Act allows investment companies to obtain short-term credits as may be necessary for the clearance of transactions. In addition, SEC staff interpretations permit investment companies to make margin payments in connection with the purchase and sale of futures contracts and options on futures contracts.

The practice of purchasing securities on margin creates the issuance of a senior security. Open-end investment companies are by law not permitted to issue senior securities except under very limited circumstances. (See Proposal 2(c) relating to senior securities in this Proxy Statement.) Therefore, there is no need for the Funds to have a restriction on purchasing on margin because this practice is governed by statutory requirements and other investment restrictions adopted by the Funds.

Short sales. Each Affected Fund is subject to a fundamental investment policy that it will not make short sales. If the shareholders approve this proposal, this fundamental investment policy will be eliminated and each Affected Fund will be permitted to engage in short sales in accordance with the provisions of the 1940 Act. As a result of regulatory changes, previously existing state restrictions on short sales no longer apply. It is recommended that shareholders eliminate this fundamental investment policy to promote consistency among all of the investment restrictions applicable to the Funds in the Guardian Fund Complex. Elimination of this fundamental investment policy is unlikely to affect management of the Funds, and is not expected to materially increase the risk of an investment in any Fund.

In a short sale, an investor sells a borrowed security with a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against-the-box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through ownership of options or convertible securities. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost. Under current regulations, a Fund must segregate certain of its assets to cover its exposure arising from short sales, effectively limiting the amount of a Fund's short sales. This segregation requirement does not apply to short sales against the box.

A Fund's use of short sales involves certain risks, including potential loss if the market price of the security sold short increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. A short sale is a form of leverage. Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment. The use of leverage exposes shareholders and their investments in a fund to a greater risk of loss. For example, engaging in short sales may cause the value of a fund's shares to be more volatile than if the fund did not engage in short selling. In addition, in a short sale, there is a risk that the investor may have to buy the security later at a price higher than the sales price and incur a loss as a result. The value of a particular borrowed security can increase without limitation, and the Fund potentially could realize losses with respect to short sales (other than those that are "against the box") that would be significantly greater than the value of the securities at the time they are sold short.

Joint participation in a securities trading account. Each Affected Fund is currently subject to a fundamental investment policy providing that the Fund will not participate on a joint or a joint and several basis in any securities trading account. If the shareholders of the Affected Funds approve this proposal, this investment restriction will be eliminated. Under the 1940 Act, the Funds are not required to have an investment policy regarding securities trading accounts. Under certain circumstances, participation in a joint trading account may be beneficial to a Fund, resulting in potentially lower trading costs and promoting best execution. Participation in a joint trading account with affiliated persons of a Fund would require exemptive relief from the SEC. Elimination of the existing restriction would allow the Funds to participate in joint or joint and several securities trading accounts with other affiliated funds to the extent permissible under applicable law (including any exemptive relief that may be granted in the future by the SEC to the Funds).

It is proposed that the above fundamental investment restrictions be eliminated in order to provide the Affected Funds with the flexibility to respond to changing market conditions consistent with applicable law in effect from time to time, without the expense and delay associated with presenting the change to shareholders for approval at a shareholders' meeting. The proposed changes would provide each Affected Fund with additional flexibility in pursuit of its investment objective and would bring its fundamental investment policies in line with the other Funds in the Guardian Fund Complex. If adopted by the shareholders, the proposed changes are not expected to alter materially the investment practices of the Affected Funds.

PROPOSAL 2(m)
ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PLEDGING, MORTGAGING OR HYPOTHECATING OF FUND ASSETS

It is proposed that the fundamental investment restriction of each Affected Fund relating to pledging, mortgaging or hypothecating its assets be eliminated and replaced with a non-fundamental policy that could be changed by the Board of Trustees without shareholder approval. If the shareholders of the Affected Funds approve this proposal, this fundamental investment restriction will be eliminated and the Affected Funds will be permitted to pledge, mortgage and/or hypothecate their assets as permitted under the 1940 Act. Appendix B lists the current fundamental investment restriction proposed to be eliminated with respect to each of the Affected Funds (see page B- ). If the proposal is approved, the Trustees will adopt the following non-fundamental policy for each Affected Fund:

     "The Fund may not .... pledge, mortgage or hypothecate the Fund's assets, except as permitted by applicable law."

The Affected Funds' existing restrictions concerning pledging, mortgaging or hypothecating of assets are not required to be fundamental under the 1940 Act. The restriction on pledging and hypothecating assets was based on state law requirements that are no longer applicable. Removing this restriction would afford the Affected Funds greater flexibility in permitted borrowing transactions, because bank lenders often require a pledge of assets as security for loans. The elimination of this fundamental restriction would also standardize the fundamental investment restrictions among all of the Funds in the Guardian Fund Complex. Eliminating this restriction would not materially affect the Affected Funds' current investment practices. Although the Funds do not currently intend to change their practices with respect to pledging or otherwise encumbering its assets, the Trustees believe it would be in the best interests of the Funds to reserve the flexibility to allow the Funds to engage in these practices to the extent permitted by applicable law.

Pledging or otherwise encumbering Fund assets entails certain risks. For instance, a Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets. The elimination of the existing fundamental investment policy would allow the Affected Funds greater flexibility to secure borrowings. With greater borrowing flexibility, a Fund may be subject to additional costs, as well as the risks inherent in borrowing, such as reduced total return and increased volatility of net asset value. Additionally, a Fund may also be forced to sell securities at inopportune times to repay loans.

PROPOSAL 2(n)
ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN ISSUERS IN WHICH MANAGEMENT OF A FUND OR ITS INVESTMENT ADVISER OWNS SECURITIES

It is proposed that each Affected Fund's fundamental investment restriction with respect to investments in issuers in which management or the Fund's investment adviser owns securities be eliminated. It is recommended that shareholders eliminate this fundamental investment policy to conform each Affected Fund's policies to those of the other Guardian Funds. The Affected Funds are currently prohibited from purchasing or holding the securities of an issuer if the officers and Trustees of the Funds or the investment adviser individually own 1/2 of 1% of such securities and together own more than 5% of such securities. This restriction was originally adopted to address then-existing state requirements in connection with the registration of shares of the Funds in a particular state or states. As a result of regulatory changes, the state restriction is no longer applicable. Elimination of this fundamental policy is unlikely to affect the management of the Affected Funds, and is not expected to materially increase the risk of an investment in any Affected Fund.

In addition, the elimination of this restriction could increase the Affected Fund's flexibility in selecting future investments. Appendix B lists the current fundamental investment restriction proposed to be eliminated with respect to each of the Affected Funds (see page B- ).

PROPOSAL 2(o)
ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN ISSUERS HAVING A RECORD OF LESS THAN THREE YEARS OF CONTINUOUS OPERATION

It is proposed that each Affected Fund's fundamental investment restriction with respect to making investments in issuers having a record of less than three years of continuous operation (also known as "unseasoned issuers") be eliminated. This restriction was originally adopted to address then-existing state requirements in connection with the registration of shares of the Funds in a particular state or states. As a result of regulatory changes, the state restriction is no longer required.

An unseasoned issuer is a new company that has been in business for a short time, and therefore poses additional risks, as well as opportunities, to investors. Because they have shorter track records, unseasoned issuers may be unsuccessful in managing the transition to a more established business and may have a higher risk of failure than more established companies.

It is recommended that shareholders eliminate this fundamental investment policy to conform each Affected Fund's policies to those of the other Funds in the Guardian Fund Complex. Elimination of this policy could increase the Affected Funds' flexibility in selecting future investments. If adopted by the shareholders, the proposed amended restriction is not expected to alter materially the investment practices of the Affected Funds. Appendix B lists the current fundamental investment restriction proposed to be eliminated with respect to each of the Affected Funds (see page B- ).

PROPOSAL 2(p)
ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN OIL, GAS OR MINERAL PROGRAMS

It is proposed that each Affected Fund's fundamental investment restriction with respect to investments in oil, gas or mineral programs be eliminated. The limitation on investing in oil, gas or other mineral exploration or development programs was originally adopted to address then-existing state requirements in connection with the registration of shares of the Funds for sale in a particular state or states. As a result of regulatory changes, this state restriction no longer applies.

If this proposal is approved, each Affected Fund would be permitted to invest in interests in oil, gas or other mineral exploration or development programs, including pipelines. Each Fund would also be permitted to invest in master limited partnerships in such interests. Among other things, the risks associated with investments in interests in oil, gas, or other mineral exploration or development programs include the risk of limited liquidity, so that the Fund could have difficulty selling such investments at an acceptable price when it wants to sell them, and the risk that the values of such investments may be more volatile than other investments.

It is recommended that shareholders eliminate this fundamental investment policy and conform the Affected Funds' policies to those of the other Funds in the Guardian Fund Complex. Appendix B lists the current fundamental investment restriction proposed to be eliminated with respect to each of the Affected Funds (see page B- ).

PROPOSAL 2(q)
ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN OPTIONS

It is proposed that each Affected Fund's current fundamental investment restriction with respect to investments in put options, call options and combinations thereof be eliminated. The limitations on investing in options were originally adopted to address then-existing state requirements in connection with the registration of shares of the Funds for sale in a particular state or states. As a result of regulatory changes, this state restriction no longer applies.

Elimination of this restriction would allow the Affected Funds to invest in options, including but not limited to, options on swap agreements. The Guardian Park Avenue Fund expects to make investments in options consistent with its investment objective if this proposal is approved by shareholders. In addition, The Guardian Investment Quality Bond Fund, The Guardian Bond Fund, Inc., The Guardian Low Duration Bond Fund, The Guardian VC Low Duration Bond Fund, The Guardian High Yield Bond Fund, The Guardian VC High Yield Bond Fund and The Guardian Tax-Exempt Fund (the "fixed income funds") expect to invest in swap agreements, including but not limited to credit derivatives, including credit derivative swaps and credit derivative index investments. The fixed income funds would use these investments (i) as alternatives to direct investment in a particular security, (ii) to invest a Fund's cash position on a short term basis in securities that are expected to perform in accordance with the fixed income markets generally or (iii) for hedging purposes. They may not be used for speculation. These investments may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities. No Fund intends to invest materially (over 5% of its total assets) in options or swaps.

It is recommended that shareholders approve the elimination of this fundamental investment restriction for each Affected Fund. Appendix B lists the current fundamental investment restriction proposed to be eliminated with respect to each of the Affected Funds (see page B- ).

PROPOSAL 2(r)
ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN WARRANTS

It is proposed that each Affected Fund's current fundamental investment restriction with respect to investments in warrants be eliminated. The limitations on investing in warrants were originally adopted to address then-existing state requirements in connection with the registration of shares of the Funds for sale in a particular state or states. As a result of regulatory changes, this state restriction is no longer applicable. It is recommended that shareholders approve the elimination of this fundamental investment restriction for each Affected Fund. If adopted by the shareholders, the proposed change is not expected to alter materially the investment practices of the Affected Funds. Appendix B lists the current fundamental investment restriction proposed to be eliminated with respect to each of the Affected Funds (see page B- ).

PROPOSAL 2(s)
ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN SECURITIES OTHER THAN THOSE DISCUSSED IN THE FUND'S PROSPECTUS

The Affected Funds are currently subject to the fundamental investment restriction that they may not purchase any security that is not described in the Affected Fund's prospectus. This fundamental restriction is not required under the 1940 Act. It is proposed that this fundamental investment restriction be eliminated because it is unnecessary and is more restrictive than is required under applicable law. Under the 1940 Act, a mutual fund is required to disclose in its prospectus its principal investment strategies. Funds also may invest in other types of securities that do not constitute a principal investment strategy to the extent such investments are in the best interests of the Fund. Disclosure of such investments is required if such investments are expected to have a material impact on the Fund's investment strategy or risk profile. Appendix B lists the current fundamental investment policy proposed to be eliminated with respect to each of the Affected Funds (see page B- ).

PROPOSAL 2(t)
AMENDING THE GUARDIAN TAX-EXEMPT FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN INVESTMENT GRADE MUNICIPAL OBLIGATIONS

It is proposed that the fundamental investment restriction of The Guardian Tax-Exempt Fund with respect to investments in investment grade municipal obligations be amended. The current policy states:

     "Under normal circumstances at least 80% of the value of the Fund's net assets will be invested in a diversified portfolio of investment grade municipal obligations."

The proposed amended fundamental investment restriction is as follows:

     "Under normal circumstances at least 80% of the value of the Fund's net assets will be invested in a diversified portfolio of municipal obligations."

An investment company that uses a name suggesting that its distributions are exempt from federal income tax or from both federal and state income tax adopt a fundamental policy (1) to invest at least 80% of its assets in investments the income from which is exempt, as applicable, from federal income tax or from both federal and state income tax or (2) to invest its assets so that at least 80% of the income that it distributes will be exempt, as applicable, from federal income tax or from both federal and state income tax. However, these investments are not required to be investment grade, which means rated at least BBB or the equivalent by a nationally recognized statistical ratings organization, such as Standard & Poor's Ratings Group.

The Guardian Tax-Exempt Fund would continue to invest mainly in investment grade municipal obligations, and would continue to be allowed to invest up to 10% of its assets in bonds rated below investment grade. The Fund would not be required to sell a bond that has been downgraded, but its overall holdings in below investment grade bonds, including those that have been downgraded since the time of investment, would not exceed 20% of the Fund's assets. This proposal is intended to permit the Fund to increase its ability to hold below investment grade bonds consistent with its competitors in the marketplace. The Fund does not intend to invest more than 10% of its total assets in below investment grade municipal obligations.

RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE

Shareholders are being asked to vote FOR each of Proposals 2(a) through 2(t). Approval of a proposal with respect to an Affected Fund requires the affirmative vote of a "majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the

Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                               PROPOSALS 3 AND 4
                     AMENDING THE AGREEMENT AND DECLARATION
                     OF TRUST OF THE PARK AVENUE PORTFOLIO

PROPOSAL 3

It is proposed that shareholders approve an amendment to the Amended and Restated Agreement and Declaration of Trust of The Park Avenue Portfolio to increase the maximum number of Trustees that may serve on its Board of Trustees from eleven to twelve. The current provision states as follows:

                                   ARTICLE IV

                                    TRUSTEES

          SECTION 5. Number of Trustees. The number of Trustees serving hereunder at any time shall be determined by the Trustees themselves, but shall not be less than five (5) nor more than eleven (11). No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to expiration of his term, except that the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to
     Section 2 of this Article IV.

The Trustees desire to increase the size of the Board to facilitate the implementation of an SEC rule that requires that at least 75% of the Board consist of members who are not "interested persons" (as defined in the 1940 Act) of a Fund or its investment adviser or sub-adviser. The Trustees may also wish to increase the size of the Board for other reasons. This amendment would enable the Board to seek candidates for an additional position on the Board while allowing current Trustees to continue to serve Fund shareholders. The proposed new provision is as follows:

                                   ARTICLE IV

                                    TRUSTEES

          SECTION 5. Number of Trustees. The number of Trustees serving hereunder at any time shall be determined by the Trustees themselves, but shall not be less than five (5) nor more than twelve (12). No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to expiration of his term, except that the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to
     Section 2 of this Article IV.

PROPOSAL 4

It is proposed that shareholders approve an amendment to the Amended and Restated Agreement and Declaration of Trust of The Park Avenue Portfolio (the "Trust document") to permit certain amendments to the Trust document to be made without shareholder approval. The current provision states as follows:

                                  ARTICLE XII

                                 MISCELLANEOUS

          SECTION 7. Amendments. If authorized by vote of the Trustees and a vote of the majority of the outstanding voting securities, or by any larger vote which may be required by applicable law or this Amended and Restated Declaration of Trust in any particular case (the "Required Majority"), the Trustees shall amend or otherwise supplement this instrument; provided, however, that an amendment that shall affect the Shareholders or one or more Series (or one or more Classes), but not the Shareholders of all outstanding Series (or Classes) shall be authorized by vote of the Required Majority of each such Series (or Class), and no vote of a Series (or Class) not affected shall be required. Copies of any amendments to this Amended and Restated Declaration of Trust shall be filed as specified in Section 5 of this Article XII. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code, as amended (any the regulations thereunder), with respect to obtaining the most favorable treatment thereunder available to regulated investment companies shall not require authorization by Shareholder vote.

The Trustees request the shareholders' approval of an amendment to this provision to permit the Trustees to amend the Trust document as the Trustees deem necessary or desirable from time to time without the expense and delay associated with presenting each proposed change to shareholders for approval at a shareholders' meeting subject to the following exceptions: (i) amendments that would affect shareholder voting rights; (ii) amendments to the amendment provisions in the Trust document itself; (iii) amendments that may require shareholder approval under applicable law or by the Trust's registration statement; and (iv) amendments submitted to shareholders for their approval by the Trustees. The proposed new provision is as follows:

                                  ARTICLE XII

                                 MISCELLANEOUS

          SECTION 7.  Amendments.  Except as specifically provided in this
     Section 7, the Trustees may, without Shareholder vote, restate, amend or otherwise supplement this Amended and Restated Declaration of Trust.

     Shareholders shall have the right to vote on (i) any amendment that would affect their voting powers granted in Article VIII, Section 1 hereof, (ii) any amendment to this Section 7 of Article XII; (iii) any amendment that may require their vote under applicable law or by the Trust's registration statement, as filed with the Securities and Exchange Commission, and (iv) any amendment submitted to them for their vote by the Trustees. Any amendment that shall affect the Shareholders of one or more Series (or one or more Classes), but not the Shareholders of all outstanding Series (or Classes) shall be authorized by a vote of the Shareholders of each Series affected and no vote of Shareholders of a Series not affected shall be required. Copies of any amendments to this Amended and Restated Declaration of Trust shall be filed as specified in Section 5 of this Article XII.

RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE

Shareholders are being asked to vote FOR each of Proposals 3 and 4. The shares of the Funds that are series of The Park Avenue Portfolio will vote together as a single class. Approval of each of Proposals 3 and 4 requires the affirmative vote of a majority of the outstanding voting entitled to vote present at the meeting in person or represented by proxy.

FURTHER INFORMATION ABOUT VOTING

You are being asked to give your voting instructions on each proposal discussed in this Proxy Statement. Please follow the directions on your proxy card, which accompanies this Proxy Statement. You are eligible to provide voting instructions for use at the meeting if, at the close of business on September 16, 2005, you owned shares of a Fund or if you owned a variable annuity or variable life insurance policy (either, a "Variable Contract") issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") and some or all of your Variable Contract value was allocated for investment in the Fund. GIAC, which is the sole record shareholder of the Variable Contract Funds, will vote the Fund shares attributable to your Variable Contract in accordance with the voting instructions you provide on your proxy card if it is properly executed and returned in a timely manner. If your proxy card is signed and dated, but gives no voting instructions, your shares will be voted FOR each of the proposals described in this Proxy Statement.

The presence in person or by proxy of the holders of a majority of the shares of a Fund entitled to be voted at the Special Meeting is required to establish a quorum at the meeting except for the series funds of the Guardian Variable Contract Funds, Inc., for which one-third of the shares entitled to vote constitutes a quorum.

Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and

(ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a vote "against" the proposal.

If sufficient votes in favor of any of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a reasonable time to permit further solicitation of proxies. Any meeting of shareholders may be adjourned from time to time by the affirmative vote of a majority of the votes cast upon the question and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Your Fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

SHAREHOLDERS OF VARIABLE CONTRACT FUNDS

If you are eligible to give voting instructions for a Fund in more than one Variable Contract, you must submit separate voting instructions for each Variable Contract to provide instructions for all of the shares in which you have an interest. Votes will be tabulated by the inspector of election appointed for the Special Meeting. You may revoke your voting instructions by submitting a subsequent proxy card before the meeting, by timely written notice, or by attending and providing voting instructions at the meeting.

GIAC will vote the Fund shares attributable to Variable Contracts for which it does not receive timely voting instructions in the same proportion as the shares for which it does receive timely voting instructions. GIAC will also vote the Fund shares that it owns directly due to its contributions or accumulations in the separate accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. With regard to separate accounts through which it offers variable life insurance policies, GIAC does not own any Fund shares directly.

SHAREHOLDERS OF THE PARK AVENUE PORTFOLIO FUNDS

Shareholders of the Funds within The Park Avenue Portfolio have the opportunity to submit their voting instructions via the Internet through a program provided by a third party vendor hired by the Funds or by automated telephone service. The giving of such a proxy will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on your proxy card, and follow the instructions on the Internet site. To record your voting instructions via automated telephone service, call the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Fund,
(ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the meeting and voting in person. Internet and automated telephone voting are not available if you own your Fund shares through a variable annuity or variable life contract or if you own shares of The Guardian Park Avenue Fund through a Value Guard variable annuity contract.

OTHER MATTERS

The Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

The expenses of this proxy solicitation will be paid by the Funds. The solicitation of proxies will be made primarily by mail, but also may include telephone communication by officers of the Funds, or by regular employees of Guardian Investor Services LLC or The Guardian Life Insurance Company of America, none of whom will receive compensation from the Funds for their participation in the solicitation. The Funds have retained at their own expense Management Information Services ("MIS"), 60 Research Road, Hingham, Massachusetts 02043 to aid in the solicitation of instructions for registered
and nominee accounts, for a fee expected not to exceed $       plus reasonable
out-of-pocket expenses for mailing. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by each Fund.

Your Fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In order to be considered for inclusion in the Fund's proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the Fund prints and mails its proxy statement. If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the Fund within a reasonable time before the Fund mails its proxy statement, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. All shareholder proposals must also comply with the rules of the SEC and each Fund's charter documents.

REPORTS TO SHAREHOLDERS AND OTHER FUND INFORMATION

The Annual Report to Shareholders of each Fund, including financial statements of the Fund, has previously been sent to shareholders. Upon request, each Fund's most recent annual and semi-annual report is available at no cost. To request a report please call the Funds toll-free at 1-800-221-3253), or write to the Funds at Guardian Investor Services LLC, 7 Hanover Square, New York, New York 10004. Only one Proxy Statement is being sent to multiple shareholders sharing the same address unless contrary instructions have been received by the Funds. The Funds are required by federal law to file shareholder reports, proxy statements and other information with the SEC. The SEC maintains a website that contains information about the Funds (www.sec.gov). Fund information and shareholder reports are also available free of charge on the Internet at www.guardianinvestor.com. You can inspect and copy the proxy material, shareholder reports and other information at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington, DC 20549. You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates.

Guardian Investor Services LLC ("GIS") is the investment adviser for all of the Funds in the Guardian Fund Complex, except for The Guardian Baillie Gifford International Growth Fund, The Guardian Baillie Gifford Emerging Markets Fund, Baillie Gifford International Growth Fund and Baillie Gifford Emerging Markets Fund. GIS is a Delaware limited liability company, which is wholly owned by The Guardian Insurance & Annuity Company, Inc. ("GIAC"), a Delaware insurance company. GIAC is wholly owned by The Guardian Life Insurance Company of America ("Guardian Life"), a New York mutual insurance company. GIS is the investment adviser to several other accounts managed by Guardian Life, and it is the underwriter and distributor of the Funds' shares and of variable annuity and variable life insurance contracts issued by GIAC. GIS, Guardian Life and GIAC are located at 7 Hanover Square, New York, New York 10004.

The sub-adviser for The Guardian UBS Large Cap Value Fund, The Guardian UBS Small Cap Value Fund, The Guardian UBS VC Large Cap Value Fund and The Guardian UBS VC Small Cap Value Fund is UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). UBS Global AM is a Delaware corporation and an investment management firm located at One North Wacker Drive, Chicago, Illinois 60606.

The investment adviser of The Guardian Baillie Gifford International Growth Fund, The Guardian Baillie Gifford Emerging Markets Fund, Baillie Gifford

International Growth Fund and Baillie Gifford Emerging Markets Fund (the "International Funds") is Guardian Baillie Gifford Limited ("GBG"), an investment management company based in Edinburgh, Scotland. GIAC owns 51% of GBG, and the remaining 49% is owned by Baillie Gifford Overseas Limited ("BG Overseas"), which is wholly owned by a Scottish investment company, Baillie Gifford & Co. BG Overseas is the sub-adviser for the International Funds. GBG and BG Overseas are regulated by the Financial Services Authority (FSA), an independent regulator of investment advisory firms. GBG, BG Overseas and Baillie Gifford & Co. are located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, United Kingdom.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trustees have approved Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, as the independent registered public accounting firm for each Fund's current fiscal year. Ernst & Young LLP was approved primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of Ernst & Young LLP are not expected to be present at the Special Meeting.

The following information relates to the fees billed in each of the last two fiscal years for services rendered to a Fund by Ernst & Young LLP. Audit Fees include amounts related to the audit and report on the Fund's annual financial statements. Tax fees include amounts related to tax compliance services.

------------------------------------------------------------
                        2004       2003      2004     2003
FUND                 AUDIT FEES AUDIT FEES TAX FEES TAX FEES
------------------------------------------------------------
 The Park Avenue
  Portfolio           $249,218   $239,315  $73,832  $72,000
------------------------------------------------------------
 The Guardian
  Variable Contract
  Funds, Inc.         $127,860   $122,765  $37,890  $37,000
------------------------------------------------------------
 GIAC Funds, Inc.     $ 60,825   $ 58,500  $18,025  $17,595
------------------------------------------------------------
 The Guardian Bond
  Fund, Inc.          $ 17,626   $ 17,010  $ 5,224  $ 5,115
------------------------------------------------------------
 The Guardian Cash
  Fund, Inc.          $ 16,971   $ 16,300  $ 5,029  $ 4,900
------------------------------------------------------------

Pursuant to the Funds' Audit Committee charter, the Audit Committee of the Board is responsible for pre-approving any engagement of the Funds' accountant to provide any non-prohibited services to the Funds, including the fees and other compensation to be paid to the accountant. The Chairman of the Audit Committee may grant the pre-approval of services to the Funds for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

The Audit Committee of the Board is responsible for pre-approving any engagement of the Funds' accountant, including the fees and other compensation to be paid to the accountant, to provide any non-audit services to the Funds' investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund. The Chairman of the Audit Committee may pre-approve non-audit services, which are not prohibited, to the adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the
Fund). All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting. Other than tax services described above, the Audit Committee has not approved any other non-audit services to the Fund in the last two fiscal years.

                                [TABLE TO COME]

        [SHARES OUTSTANDING AND 5% BENEFICIAL OWNERS AS OF RECORD DATE]

                             OFFICERS OF THE FUNDS

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF FUNDS
                                                  TERM OF                                  IN THE
                                                 OFFICE AND                             GUARDIAN FUND
                                   POSITION      LENGTH OF                               COMPLEX FOR
     NAME, ADDRESS* AND              WITH           TIME      PRINCIPAL OCCUPATIONS     WHICH OFFICER
        YEAR OF BIRTH               FUNDS         SERVED+      DURING PAST 5 YEARS         SERVES
------------------------------------------------------------------------------------------------------
 Joseph A. Caruso               Senior Vice      Since 1992   Director, The Guardian         25
 (1952)                         President and                 Life Insurance Company
                                Secretary                     of America, since
                                                              1/05; Senior Vice
                                                              President and
                                                              Corporate Secretary,
                                                              The Guardian Life
                                                              Insurance Company of
                                                              America since 1/01;
                                                              Vice President and
                                                              Corporate Secretary
                                                              prior thereto.
                                                              Director, Senior Vice
                                                              President and
                                                              Secretary, The
                                                              Guardian Insurance &
                                                              Annuity Company, Inc.
                                                              Manager, Senior Vice
                                                              President and
                                                              Corporate Secretary,
                                                              Guardian Investor
                                                              Services LLC.
                                                              Director, Senior Vice
                                                              President and
                                                              Secretary, Park Avenue
                                                              Life Insurance
                                                              Company; Manager, Park
                                                              Avenue Securities LLC;
                                                              Senior Vice President
                                                              and Secretary of
                                                              Guardian Baillie
                                                              Gifford Limited, and
                                                              all of the mutual
                                                              funds within the
                                                              Guardian Fund Complex.
                                                              Director and Officer
                                                              of various Guardian
                                                              Life subsidiaries.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF FUNDS
                                                  TERM OF                                  IN THE
                                                 OFFICE AND                             GUARDIAN FUND
                                   POSITION      LENGTH OF                               COMPLEX FOR
     NAME, ADDRESS* AND              WITH           TIME      PRINCIPAL OCCUPATIONS     WHICH OFFICER
        YEAR OF BIRTH               FUNDS         SERVED+      DURING PAST 5 YEARS         SERVES
------------------------------------------------------------------------------------------------------
 Howard W. Chin                 Managing         Since 1997   Managing Director, The         15
 (1952)                         Director                      Guardian Life
                                                              Insurance Company of
                                                              America. Officer of
                                                              various mutual funds
                                                              within the Guardian
                                                              Fund Complex.
------------------------------------------------------------------------------------------------------
 Robert J. Crimmins, Jr.        Senior           Since 2003   Senior Director, The           15
 (1960)                         Director                      Guardian Life
                                                              Insurance Company of
                                                              America since 3/01.
                                                              Assistant Vice
                                                              President, Fixed
                                                              Income Investments,
                                                              prior thereto. Officer
                                                              of various mutual
                                                              funds within the
                                                              Guardian Fund Complex.
------------------------------------------------------------------------------------------------------
 Richard A. Cumiskey            Chief            Since 2002   Second Vice President,         25
 (1960)                         Compliance                    Equity Administration
                                Officer                       and Oversight, The
                                                              Guardian Life
                                                              Insurance Company of
                                                              America since 1/01;
                                                              Assistant Vice
                                                              President, Equity
                                                              Administration and
                                                              Oversight prior
                                                              thereto. Senior Vice
                                                              President and Chief
                                                              Compliance Officer of
                                                              The Guardian Insurance
                                                              & Annuity Company,
                                                              Inc. and Guardian
                                                              Investor Services LLC
                                                              since 4/04; Second
                                                              Vice President and
                                                              Compliance Officer
                                                              prior thereto. Chief
                                                              Compliance Officer of
                                                              all of the mutual
                                                              funds within the
                                                              Guardian Fund Complex.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF FUNDS
                                                  TERM OF                                  IN THE
                                                 OFFICE AND                             GUARDIAN FUND
                                   POSITION      LENGTH OF                               COMPLEX FOR
     NAME, ADDRESS* AND              WITH           TIME      PRINCIPAL OCCUPATIONS     WHICH OFFICER
        YEAR OF BIRTH               FUNDS         SERVED+      DURING PAST 5 YEARS         SERVES
------------------------------------------------------------------------------------------------------
 Alexander M. Grant, Jr.        Managing         Since 1993   Managing Director, The         15
 (1949)                         Director                      Guardian Life
                                                              Insurance Company of
                                                              America. Officer of
                                                              various mutual funds
                                                              within the Guardian
                                                              Fund Complex.
------------------------------------------------------------------------------------------------------
 Edward H. Hocknell             Vice President   Since 1997   Partner, Baillie               16
 c/o Baillie Gifford                                          Gifford & Co.
 Overseas,                                                    Director, Baillie
 Limited                                                      Gifford Overseas
 1 Greenside Row                                              Limited. Officer of
 Edinburgh, EH1 3AN,                                          various mutual funds
 Scotland                                                     within the Guardian
 (1960)                                                       Fund Complex.
------------------------------------------------------------------------------------------------------
 Jonathan C. Jankus             Managing         Since 1995   Managing Director, The         20
 (1947)                         Director                      Guardian Life
                                                              Insurance Company of
                                                              America. Officer of
                                                              various mutual funds
                                                              within the Guardian
                                                              Fund Complex.
------------------------------------------------------------------------------------------------------
 Stewart M. Johnson             Senior           Since 2002   Senior Director, The           15
 (1952)                         Director                      Guardian Life
                                                              Insurance Company of
                                                              America since 1/02.
                                                              Second Vice President
                                                              from 12/00 to 1/02;
                                                              Assistant Vice
                                                              President prior
                                                              thereto. Officer of
                                                              various mutual funds
                                                              within the Guardian
                                                              Fund Complex.
------------------------------------------------------------------------------------------------------
 Peter J. Liebst                Managing         Since 1999   Managing Director, The         20
 (1956)                         Director                      Guardian Life
                                                              Insurance Company of
                                                              America. Officer of
                                                              various mutual funds
                                                              within the Guardian
                                                              Fund Complex.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF FUNDS
                                                  TERM OF                                  IN THE
                                                 OFFICE AND                             GUARDIAN FUND
                                   POSITION      LENGTH OF                               COMPLEX FOR
     NAME, ADDRESS* AND              WITH           TIME      PRINCIPAL OCCUPATIONS     WHICH OFFICER
        YEAR OF BIRTH               FUNDS         SERVED+      DURING PAST 5 YEARS         SERVES
------------------------------------------------------------------------------------------------------
 R. Robin Menzies               Vice President   Since 1991   Partner, Baillie               16
 c/o Baillie Gifford                                          Gifford & Co.
 Overseas,                                                    Director, Baillie
 Limited                                                      Gifford Overseas
 1 Greenside Row                                              Limited. Director,
 Edinburgh, EH1 3AN,                                          Guardian Baillie
 Scotland                                                     Gifford Limited.
 (1952)                                                       Trustee, Baillie
                                                              Gifford Funds, Inc. (2
                                                              funds). Officer of
                                                              various mutual funds
                                                              within the Guardian
                                                              Fund Complex.
------------------------------------------------------------------------------------------------------
 Nydia Morrison                 Controller       Since 2003   Director, Mutual Fund          25
 (1958)                                                       Reporting, The
                                                              Guardian Life
                                                              Insurance Company of
                                                              America since 5/04;
                                                              Manager prior thereto.
                                                              Officer of all of the
                                                              mutual funds within
                                                              the Guardian Fund
                                                              Complex.
------------------------------------------------------------------------------------------------------
 Frank L. Pepe                  Vice President   Since 1985   Vice President and             25
 (1942)                         and Treasurer                 Equity Controller, The
                                                              Guardian Life
                                                              Insurance Company of
                                                              America. Senior Vice
                                                              President and
                                                              Controller, The
                                                              Guardian Insurance &
                                                              Annuity Company, Inc.
                                                              since 4/04; Vice
                                                              President and
                                                              Controller prior
                                                              thereto. Senior Vice
                                                              President and
                                                              Controller, Guardian
                                                              Investor Services LLC.
                                                              Vice President and
                                                              Treasurer of all of
                                                              the mutual funds
                                                              within the Guardian
                                                              Fund Complex.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF FUNDS
                                                  TERM OF                                  IN THE
                                                 OFFICE AND                             GUARDIAN FUND
                                   POSITION      LENGTH OF                               COMPLEX FOR
     NAME, ADDRESS* AND              WITH           TIME      PRINCIPAL OCCUPATIONS     WHICH OFFICER
        YEAR OF BIRTH               FUNDS         SERVED+      DURING PAST 5 YEARS         SERVES
------------------------------------------------------------------------------------------------------
 Richard T. Potter, Jr.         Vice President   Since 1992   Vice President and             25
 (1954)                         and Counsel                   Equity Counsel, The
                                                              Guardian Life
                                                              Insurance Company of
                                                              America. Senior Vice
                                                              President and Counsel,
                                                              The Guardian Insurance
                                                              & Annuity Company,
                                                              Inc. and Guardian
                                                              Investor Services LLC
                                                              since 4/04; Vice
                                                              President and Counsel
                                                              prior thereto. Vice
                                                              President and Counsel
                                                              of Park Avenue
                                                              Securities LLC and all
                                                              of the mutual funds
                                                              within the Guardian
                                                              Fund Complex.
------------------------------------------------------------------------------------------------------
 Robert A. Reale                Managing         Since 2001   Managing Director, The         25
 (1960)                         Director                      Guardian Life
                                                              Insurance Company of
                                                              America, The Guardian
                                                              Insurance & Annuity
                                                              Company, Inc. and
                                                              Guardian Investor
                                                              Services LLC since
                                                              3/01; Second Vice
                                                              President 10/99 to
                                                              2/01. Assistant Vice
                                                              President,
                                                              Metropolitan Life
                                                              prior thereto. Officer
                                                              of all of the mutual
                                                              funds within the
                                                              Guardian Fund Complex.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF FUNDS
                                                  TERM OF                                  IN THE
                                                 OFFICE AND                             GUARDIAN FUND
                                   POSITION      LENGTH OF                               COMPLEX FOR
     NAME, ADDRESS* AND              WITH           TIME      PRINCIPAL OCCUPATIONS     WHICH OFFICER
        YEAR OF BIRTH               FUNDS         SERVED+      DURING PAST 5 YEARS         SERVES
------------------------------------------------------------------------------------------------------
 Thomas G. Sorell               President        Since 1997   Executive Vice                 25
 (1955)                                                       President and Chief
                                                              Investment Officer,
                                                              The Guardian Life
                                                              Insurance Company of
                                                              America since 1/03;
                                                              Senior Managing
                                                              Director, Fixed Income
                                                              Securities since 3/00;
                                                              Vice President, Fixed
                                                              Income Securities
                                                              prior thereto.
                                                              Managing Director,
                                                              Investments: Park
                                                              Avenue Life Insurance
                                                              Company. President of
                                                              all of the mutual
                                                              funds within the
                                                              Guardian Fund Complex.
------------------------------------------------------------------------------------------------------
 Donald P. Sullivan, Jr.        Vice President   Since 1995   Vice President, Equity         25
 (1954)                                                       Administration, The
                                                              Guardian Life
                                                              Insurance Company of
                                                              America. Vice
                                                              President, The
                                                              Guardian Insurance &
                                                              Annuity Company, Inc.
                                                              and Guardian Investor
                                                              Services LLC. Officer
                                                              of all of the mutual
                                                              funds within the
                                                              Guardian Fund Complex.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF FUNDS
                                                  TERM OF                                  IN THE
                                                 OFFICE AND                             GUARDIAN FUND
                                   POSITION      LENGTH OF                               COMPLEX FOR
     NAME, ADDRESS* AND              WITH           TIME      PRINCIPAL OCCUPATIONS     WHICH OFFICER
        YEAR OF BIRTH               FUNDS         SERVED+      DURING PAST 5 YEARS         SERVES
------------------------------------------------------------------------------------------------------
 Matthew P. Ziehl               Managing         Since 2002   Managing Director, The         16
 (1967)                         Director                      Guardian Life
                                                              Insurance Company of
                                                              America since 1/02;
                                                              prior thereto, Team
                                                              Leader, Salomon
                                                              Brothers Asset
                                                              Management, Inc. from
                                                              1/01 to 12/01; Co-
                                                              Portfolio Manager,
                                                              prior thereto. Officer
                                                              of various mutual
                                                              funds within the
                                                              Guardian Fund Complex.
------------------------------------------------------------------------------------------------------

* Unless otherwise indicated, the address of each Officer is 7 Hanover Square, New York, NY 10004.

+ There is no set term of office for Officers. The table reflects the number of years for which each person has served as an Officer.

"S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Guardian Investor Services LLC. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

                                                                      APPENDIX A

                                 GUARDIAN FUNDS

                  NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I. PURPOSE

The Nominating and Governance Committee is a committee of the Board of the Fund. Its primary functions are to oversee the administration of the Board Governance and Procedures Guidelines and identify and recommend individuals for membership as independent members on the Board.

II. COMPOSITION

The Nominating and Governance Committee shall be comprised of independent board members who, in the opinion of the Board, are free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the Nominating and Governance Committee. For these purposes, a board member is considered an independent board member if he or she is not an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940.

The members of the Nominating and Governance Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified. The members of the Nominating and Governance Committee may designate a Chair by majority vote.

III. MEETINGS

The Nominating and Governance Committee shall meet at least once annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Nominating and Governance Committee upon reasonable notice to the other members of the Nominating and Governance Committee.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Nominating and Governance Committee shall:

A. Board Nominations and Functions

1. Identify and recommend individuals for membership on the Board as Independent Trustees. The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration:

          (a) The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience.

          (b) Candidates should exhibit stature commensurate with the responsibility of representing shareholders.

          (c) Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.

          (d) Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

2. Review the Board Governance Procedures and Guidelines, annually, and recommend changes, if any, to the Board.

3. Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4. Review annually Independent Trustee compensation and Fund ownership criteria, and recommend any appropriate changes to the Independent Trustees as a group.

5. Coordinate with legal counsel to the Independent Trustees an annual evaluation of the performance of the Board.

6. Periodically review the orientation of new trustees and ongoing education for trustees provided by the Fund's investment manager and legal counsel for the Independent Trustees.

B. Committee Nominations and Functions

1. Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2. Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C. Insurance

1. At least annually, review the Fund's fidelity bond for appropriateness of the type and amount of coverage, as well as the appropriateness of the premium and the financial condition and/or rating of the issuing company. Review the terms of any joint allocation agreement.

2. At least annually, review the Fund's directors and officers and errors and omissions insurance coverage for appropriateness of the type and amount of coverage as well as the premium and the financial condition and/or rating of the issuing company. Review the terms of any joint allocation agreement.

3. At least annually, review any other insurance policies and assess needs for other types of coverage.

D. Other Powers and Responsibilities

1. Review this Charter, as necessary, and recommend any material changes to the Board.

2. Monitor the performance of legal counsel for the Independent Trustees.

3. Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

4. Perform any other activities consistent with this Charter, the Fund's Charter, By-Laws and governing law, as the Nominating and Governance Committee or the Board deems necessary or appropriate.

5. Report its significant activities and findings to the Board.

Adopted: November 15, 2001
Amended: November 14, 2002
Amended: June 23, 2005

                                                                      APPENDIX B

                                 PROPOSAL 2(a)
AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF
                                  INVESTMENTS

Listed below is the current fundamental investment restriction that is proposed to be amended or eliminated with respect to each Affected Fund as discussed in Proposal 2(a) of the Proxy Statement. Each investment restriction is prefaced by the words "The Fund may not..."

 The Guardian Park Avenue Fund              1. Make any purchase which would result
                                            in more than 5% of the value of its total
                                            assets being invested in the securities
                                            of any one issuer except U.S. government
                                            securities.
                                            2. Purchase the securities of any issuer
                                            if such purchase would result in more
                                            than 10% of the voting securities, or the
                                            securities of any class of such issuer,
                                            being held by the Fund.
 The Guardian Park Avenue Small Cap Fund    1. As to 75% of the Fund's total assets,
                                            purchase any security (other than
                                            obligations of the U.S. Government, its
                                            agencies or instrumentalities and
                                            investment companies) if as a result,
                                            more than 5% of the Fund's total assets
                                            (taken at current value) would then be
                                            invested in the securities of a single
                                            issuer.
                                            2. Purchase more than 10% of any class of
                                            securities of any issuer. All debt
                                            securities and all preferred stocks are
                                            each considered as one class.
 The Guardian Baillie Gifford               Invest more than 5% of the value of its
 International Growth Fund                  total assets in the securities of any one
 Baillie Gifford International Growth       issuer or purchase more than 10% of the
 Fund                                       outstanding voting securities, or any
 Baillie Gifford Emerging Markets Fund      class of securities, of any one issuer.
                                            For purposes of this restriction, all
                                            outstanding debt securities of an issuer
                                            are considered as one class, and all
                                            preferred stock of an issuer is
                                            considered as one class. (This
                                            restriction does not apply to obligations
                                            issued or guaranteed by the U.S. or
                                            foreign governments, or their respective
                                            agencies or instrumentalities.)


 The Guardian Baillie Gifford Emerging      Purchase any security (other than
 Markets Fund                               obligations of the U.S. Government, its
                                            agencies or instrumentalities and
                                            investment companies) if as a result,
                                            more than 5% of the Fund's total assets
                                            (taken at current value) would then be
                                            invested in the securities of any one
                                            issuer, or purchase more than 10% of the
                                            outstanding voting securities, or any
                                            class of securities, of any one issuer.
                                            For purposes of this restriction, all
                                            outstanding debt securities of an issuer
                                            are considered as one class, and all
                                            preferred stock of an issuer is
                                            considered as one class. (This
                                            restriction does not apply to obligations
                                            issued or guaranteed by the U.S. or
                                            foreign governments, or their respective
                                            agencies or instrumentalities.)
 The Guardian Investment Quality Bond       With respect to 75% of its total assets,
 Fund                                       invest more than 5% of the value of its
                                            total assets in the securities of any one
                                            issuer or purchase more than 10% of the
                                            outstanding voting securities, or any
                                            other class of securities, of any one
                                            issuer. For purposes of this restriction,
                                            all outstanding debt securities of an
                                            issuer are considered as one class, and
                                            all preferred stock of an issuer is
                                            considered as one class. This restriction
                                            does not apply to obligations issued or
                                            guaranteed by the U.S. government, its
                                            agencies or instrumentalities.
 The Guardian High Yield Bond Fund          Make any investment inconsistent with the
 The Guardian Low Duration Bond Fund        Fund's classification as a diversified
 The Guardian S&P 500 Index Fund            company under the 1940 Act.
 The Guardian Stock Fund
 The Guardian VC Asset Allocation Fund
 The Guardian VC Low Duration Bond Fund
 The Guardian VC High Yield Fund
 The Guardian VC 500 Index Fund
 The Guardian UBS Large Cap Value Fund      Make any investment inconsistent with the
 The Guardian UBS Small Cap Value Fund      Fund's classification as a diversified
                                            company under the 1940 Act as described
                                            above in "Organization of the Portfolio."


 The Guardian Tax-Exempt Fund               1. Invest more than 5% of its assets in
                                            the obligations of any issuer, except
                                            that up to 25% of the value of the Fund's
                                            total assets may be invested, and
                                            securities issued or guaranteed by the
                                            U.S. government or its agencies or
                                            instrumentalities may be purchased,
                                            without regard to any such limitations.
                                            For purposes of this Investment
                                            Restriction, identification of the
                                            "issuer" will be based on a determination
                                            of the source of assets and revenues
                                            committed to meeting interest and
                                            principal payments of each security.
                                            2. Purchase more than 10% of the voting
                                            securities of any issuer or invest in
                                            companies for the purpose of exercising
                                            control.
 The Guardian Cash Management Fund          1. Purchase the securities of any issuer
                                            if, immediately after such purchase, more
                                            than 5% of the Fund's total assets, taken
                                            at market value, would be invested in
                                            such securities.
                                            2. Purchase any securities, other than
                                            obligations of the U.S. government or its
                                            agencies or instrumentalities, if,
                                            immediately after such purchase, more
                                            than 10% of the outstanding voting
                                            securities of one issuer would be owned
                                            by the Fund.
 The Guardian Asset Allocation Fund         Invest more than 5% of the value of its
                                            total assets in the securities of any one
                                            issuer or purchase more than 10% of the
                                            outstanding voting securities, or any
                                            other class of securities, of any one
                                            issuer. For purposes of this 10%
                                            restriction, all outstanding debt
                                            securities of an issuer are considered as
                                            one class, and all preferred stock of an
                                            issuer is considered as one class. This
                                            restriction does not apply to obligations
                                            issued or guaranteed by the U.S.
                                            government, its agencies or
                                            instrumentalities or to any security
                                            issued by any investment company or
                                            series thereof.


 The Guardian Small Cap Stock Fund          1. As to 75% of the Fund's total assets,
                                            purchase any security (other than
                                            obligations of the U.S. Government, its
                                            agencies or instrumentalities and
                                            investment companies) if as a result,
                                            more than 5% of the Fund's total assets
                                            (taken at current value) would then be
                                            invested in the securities of a single
                                            issuer.
                                            2. Purchase more than 10% of any class of
                                            securities of any issuer. All debt
                                            securities and all preferred stocks are
                                            each considered as one class.
 The Guardian UBS VC Large Cap Value        Make any investment inconsistent with the
  Fund                                      Fund's classification as a diversified
 The Guardian UBS VC Small Cap Value        company under the 1940 Act as described
  Fund                                      above in "Organization of the Company."
 The Guardian Bond Fund, Inc.               Invest more than 5% of the value of its
                                            total assets in the securities of any one
                                            issuer or purchase more than 10% of the
                                            outstanding voting securities, or any
                                            other class of securities, of any one
                                            issuer. For purposes of this restriction,
                                            all outstanding debt securities of an
                                            issuer are considered as one class, and
                                            all preferred stock of an issuer is
                                            considered as one class. This restriction
                                            does not apply to obligations issued or
                                            guaranteed by the United States
                                            Government, its agencies or
                                            instrumentalities.
 The Guardian Cash Fund, Inc.               1. Purchase the securities of any issuer
                                            other than obligations of the U.S.
                                            Government or its agencies or
                                            instrumentalities if, immediately after
                                            such purchase, more than 5% of the Fund's
                                            total assets, taken at market value,
                                            would be invested in such securities.
                                            2. Purchase any securities, other than
                                            obligations of the U.S. Government or its
                                            agencies or instrumentalities, if,
                                            immediately after such purchase, more
                                            than 10% of the outstanding securities of
                                            one issuer would be owned by the Fund.

                                 PROPOSAL 2(b)
                        AMENDING FUNDAMENTAL INVESTMENT
                     RESTRICTIONS WITH RESPECT TO BORROWING

Listed below is the current fundamental investment restriction that is proposed to be amended or eliminated with respect to each Affected Fund as discussed in Proposal 2(b) of the Proxy Statement. Each investment restriction is prefaced by the words "The Fund may not..."

 The Guardian Park Avenue Fund              Borrow money, except as a temporary
                                            measure for emergency purposes, in an
                                            aggregate amount exceeding 5% of the
                                            total assets of the Fund.
 The Guardian Park Avenue Small Cap Fund    Borrow money, except that the Fund may
                                            (i) borrow up to 5% of the value of its
                                            total assets (not including the amount
                                            borrowed) for temporary or emergency
                                            needs; and (ii) engage in reverse
                                            repurchase agreements or other
                                            transactions which may involve a
                                            borrowing from banks or other persons,
                                            provided that the aggregate amount
                                            involved in all such transactions shall
                                            not exceed 33% of the value of the Fund's
                                            total assets (including the amount
                                            borrowed) less liabilities (other than
                                            borrowings) or such other percentage
                                            permitted by law.
 The Guardian Baillie Gifford               Borrow money, except that the Fund may
 International Growth Fund                  borrow from banks up to 20% of the value
 The Guardian Baillie Gifford Emerging      of its total assets as a temporary
 Markets Fund                               measure for extraordinary or emergency
                                            needs, for example, to enable the Fund to
                                            meet redemption requests or to settle
                                            transactions on different stock markets
                                            where different settlement dates apply
                                            which might otherwise require the sale of
                                            portfolio securities at a time when it
                                            would not be in the Fund's best interests
                                            to do so. Up to 5% of the Fund's total
                                            assets may be borrowed from non-banking
                                            institutions. The Fund may not, however,
                                            borrow money for investment purposes.


 The Guardian Investment Quality Bond       Borrow money, except that the Fund may
 Fund                                       (i) borrow up to 10% of the value of its
                                            total assets for temporary or emergency
                                            purposes; and (ii) engage in reverse
                                            repurchase agreements, dollar rolls or
                                            other transactions which may involve a
                                            borrowing from banks or other persons,
                                            provided that the aggregate amount
                                            involved in all such transactions shall
                                            not exceed 33 1/3% of the value of the
                                            Fund's total assets (including the amount
                                            borrowed) less liabilities (other than
                                            borrowings) or such other percentage
                                            permitted by law.
 The Guardian High Yield Bond Fund          Borrow money or pledge its assets, except
 The Guardian Low Duration Bond Fund        that the Fund may (i) borrow for
                                            temporary or emergency needs, and engage
                                            in reverse repurchase agreements,
                                            mortgage dollar rolls or other
                                            transactions which may involve a
                                            borrowing from banks or other persons,
                                            provided that the aggregate amount
                                            involved in all such transactions shall
                                            not exceed 33 1/3% of the value of the
                                            Fund's total assets (including the amount
                                            borrowed) less liabilities (other than
                                            borrowings) or such other percentage
                                            permitted by law; (ii) obtain such
                                            short-term credit as may be necessary for
                                            the clearance of transactions in
                                            portfolio securities; and (iii) purchase
                                            securities on margin to the extent
                                            permitted by applicable law.
 The Guardian Tax-Exempt Fund               Borrow money, except that the Fund may
                                            borrow up to 10% of the value of its
                                            total assets as a temporary measure for
                                            extraordinary or emergency needs, such as
                                            enabling the Fund to meet redemption
                                            requests which might otherwise require
                                            the sale of portfolio securities at a
                                            time when it is not in the Fund's best
                                            interests. The Fund may not, however,
                                            borrow money for investment purposes.


 The Guardian Cash Management Fund          Borrow money, except from banks for
                                            temporary or emergency purposes or to
                                            meet redemption requests which might
                                            otherwise require the untimely
                                            disposition of securities (not for
                                            leveraging), provided that borrowing in
                                            the aggregate may not exceed 10% of the
                                            value of the Fund's total assets,
                                            including the amount borrowed, at the
                                            time of such borrowing.
 The Guardian Asset Allocation Fund         Borrow money, except that the Fund may
                                            borrow up to 10% of the value of its
                                            total assets as a temporary measure for
                                            extraordinary or emergency needs, such as
                                            enabling the Fund to meet redemption
                                            requests which might otherwise require
                                            the sale of portfolio securities at a
                                            time when it is not in the Fund's best
                                            interests. The Fund may not, however,
                                            borrow money for investment purposes.
 The Guardian S&P 500 Index Fund            Borrow money or pledge its assets, except
                                            that the Fund may (i) borrow for
                                            temporary or emergency needs, and engage
                                            in reverse repurchase agreements,
                                            mortgage dollar rolls or other
                                            transactions which may involve a
                                            borrowing from banks or other persons,
                                            provided that the aggregate amount
                                            involved in all such transactions shall
                                            not exceed 33 1/3% of the value of the
                                            Fund's total assets (including the amount
                                            borrowed) less liabilities (other than
                                            borrowings) or such other percentage
                                            permitted by law; (ii) obtain such
                                            short-term credit as may be necessary for
                                            the clearance of transactions in
                                            portfolio securities; and (iii) purchase
                                            securities on margin to the extent
                                            permitted by applicable law.


 The Guardian UBS Large Cap Value Fund      Borrow money, except that the Fund may
 The Guardian UBS Small Cap Value Fund      (i) borrow money from banks to the extent
                                            permitted by the 1940 Act, or to the
                                            extent permitted by any exemptions
                                            therefrom which may be granted by the
                                            SEC, or for temporary or emergency
                                            purposes, and engage in reverse
                                            repurchase agreements, dollar rolls, the
                                            purchase or sale of securities on a
                                            when-issued or delayed delivery basis,
                                            short sales or other transactions which
                                            may involve a borrowing from banks or
                                            other persons, and then in an amount not
                                            exceeding 33 1/3% of the value of the
                                            Fund's total assets (including the amount
                                            borrowed) or such other percentage
                                            permitted by law; (ii) obtain such
                                            short-term credit as may be necessary for
                                            the clearance of transactions in
                                            portfolio securities; and (iii) purchase
                                            securities on margin to the extent
                                            permitted by applicable law.
 Baillie Gifford International Growth       Borrow money, except that the Fund may
 Fund                                       borrow from banks up to 20% of the value
 Baillie Gifford Emerging Markets Fund      of its total assets as a temporary
                                            measure for extraordinary or emergency
                                            needs, for example, to enable the Fund to
                                            meet redemption requests or to settle
                                            transactions on different stock markets
                                            where different settlement dates apply
                                            which might otherwise require the sale of
                                            portfolio securities at a time when it
                                            would not be in a Fund's best interests
                                            to do so. Up to 5% of the Fund's total
                                            assets may be borrowed from non-banking
                                            institutions. The Fund may not, however,
                                            borrow money for investment purposes.
 The Guardian Small Cap Stock Fund          Borrow money, except that the Fund may
                                            (i) borrow up to 5% of the value of its
                                            total assets (not including the amount
                                            borrowed) for temporary or emergency
                                            needs; and (ii) engage in reverse
                                            repurchase agreements or other
                                            transactions which may involve a
                                            borrowing from banks or other persons,
                                            provided that the aggregate amount
                                            involved in all such transactions shall
                                            not exceed 33 1/3% of the value of the
                                            Fund's total assets (including the amount
                                            borrowed) less liabilities (other than
                                            borrowings) or such other percentage
                                            permitted by law.


 The Guardian Stock Fund                    Borrow money or pledge its assets, except
 The Guardian VC Asset Allocation Fund      that the Fund may (i) borrow for
 The Guardian VC Low Duration Bond Fund     temporary or emergency needs, and engage
 The Guardian VC High Yield Fund            in reverse repurchase agreements,
 The Guardian VC 500 Index Fund             mortgage dollar rolls or other
                                            transactions which may involve a
                                            borrowing from banks or other persons,
                                            provided that the aggregate amount
                                            involved in all such transactions shall
                                            not exceed 33 1/3% of the value of the
                                            Fund's total assets (including the amount
                                            borrowed) less liabilities (other than
                                            borrowings) or such other percentage
                                            permitted by law; (ii) obtain such
                                            short-term credit as may be necessary for
                                            the clearance of transactions in
                                            portfolio securities; and (iii) purchase
                                            securities on margin to the extent
                                            permitted by applicable law.
 The Guardian UBS VC Large Cap Value        Borrow money, except that the Fund may
  Fund                                      (i) borrow money from banks to the extent
 The Guardian UBS VC Small Cap Value        permitted by the 1940 Act, or to the
  Fund                                      extent permitted by any exemptions
                                            therefrom, which may be granted by the
                                            SEC, or for temporary or emergency
                                            purposes, and engage in reverse
                                            repurchase agreements, dollar rolls, the
                                            purchase or sale of securities on a
                                            when-issued or delayed delivery basis,
                                            short sales or other transactions which
                                            may involve a borrowing from banks or
                                            other persons, and then in an amount not
                                            exceeding 33 1/3% of the value of the
                                            Fund's total assets (including the amount
                                            borrowed) or such other percentage
                                            permitted by law; (ii) obtain such
                                            short-term credit as may be necessary for
                                            the clearance of transactions in
                                            portfolio securities; and (iii) purchase
                                            securities on margin to the extent
                                            permitted by applicable law.
 The Guardian Bond Fund, Inc.               Borrow money, except that the Fund may
                                            (i) borrow up to 33 1/3% of its total
                                            assets (not including the amount
                                            borrowed) for temporary or emergency
                                            purposes; and (ii) engage in reverse
                                            repurchase agreements, dollar rolls or
                                            other transactions which may involve a
                                            borrowing from banks or other persons,
                                            provided that the aggregate amount
                                            involved in all such transactions shall
                                            not exceed 33 1/3% of the value of the
                                            Fund's total assets (including the amount
                                            borrowed) less liabilities (other than
                                            borrowings) or such other percentage
                                            permitted by law.

 The Guardian Cash Fund, Inc.               Borrow money, except from banks for
                                            temporary or emergency purposes or to
                                            meet redemption requests which might
                                            otherwise require the untimely
                                            disposition of securities (not for
                                            leveraging), provided that borrowing in
                                            the aggregate may not exceed 10% of the
                                            value of the Fund's total assets; or
                                            mortgage, pledge or hypothecate any
                                            assets except in connection with any such
                                            borrowing and in amounts not in excess of
                                            10% of the value of the Fund's total
                                            assets at the time of such borrowing.

                                 PROPOSAL 2(c)
                  AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS
                   WITH RESPECT TO ISSUING SENIOR SECURITIES

Listed below is the current fundamental investment restriction that is proposed to be amended or eliminated with respect to each Affected Fund as discussed in Proposal 2(c) of the Proxy Statement. Each investment restriction is prefaced by the words "The Fund may not..."

 The Guardian Park Avenue Fund              Issue any senior securities except as
                                            permitted by applicable law.
 The Guardian Park Avenue Small Cap Fund    Issue any senior securities except as
                                            permitted under the 1940 Act.
 The Guardian Baillie Gifford               Issue any "senior securities" as defined
 International Growth Fund                  in the 1940 Act (except for engaging in
                                            futures and options transactions as well
                                            as any other investment techniques set
                                            forth in the Prospectus or Statement of
                                            Additional Information, and except for
                                            borrowing subject to the restrictions set
                                            forth under Investment Restriction 1,
                                            above).
 The Guardian Baillie Gifford Emerging      Issue any "senior securities" as defined
 Markets Fund                               in the 1940 Act (except for engaging in
                                            futures and options transactions as well
                                            as any other investment techniques
                                            described in the Prospectus or Statement
                                            of Additional Information, and except for
                                            borrowing subject to the restrictions set
                                            forth under Investment Restriction 1,
                                            above).

 The Guardian Investment Quality Bond       Issue any "senior securities" as defined
 Fund                                       in the 1940 Act, except for engaging in
                                            futures and options transactions as well
                                            as any other investment techniques set
                                            forth in the Prospectus or the Statement
                                            of Additional Information, and except for
                                            borrowing subject to the restrictions set
                                            forth under Investment Restriction 3,
                                            above.
 The Guardian High Yield Fund               Issue any senior securities to the extent
 The Guardian Low Duration Bond Fund        such issuance would violate applicable
 The Guardian Stock Fund                    law.
 The Guardian VC Asset Allocation Fund
 The Guardian VC Low Duration Bond Fund
 The Guardian VC High Yield Fund
 The Guardian VC 500 Index Fund
 The Guardian Tax-Exempt Fund               Issue any "senior securities" as defined
 The Guardian Asset Allocation Fund         in the 1940 Act, except for engaging in
                                            futures and options transactions as well
                                            as any other investment techniques set
                                            forth in the Prospectus or Statement of
                                            Additional Information, and except for
                                            borrowing subject to the restrictions set
                                            forth under Investment Restriction 2,
                                            above.
 The Guardian Cash Management Fund          Issue any senior securities (except for
                                            borrowing subject to the restrictions set
                                            forth in the Prospectus).
 The Guardian S&P 500 Index Fund            Issue senior securities to the extent
                                            such issuance would violate applicable
                                            law.
 The Guardian UBS Large Cap Value Fund      Issue senior securities to the extent
 The Guardian UBS Small Cap Value Fund      that such issuance would violate
 The Guardian UBS VC Large Cap Value        applicable law, except that this
 Fund                                       restriction shall not be deemed to
 The Guardian UBS VC Small Cap Value        prohibit the Fund from (a) making any
 Fund                                       permitted borrowings, loans, mortgages or
                                            pledges, (b) entering into options,
                                            futures contracts, forward contracts,
                                            repurchase transactions or reverse
                                            repurchase transactions, or (c) making
                                            short sales of securities to the extent
                                            permitted by the 1940 Act and any rule or
                                            order thereunder, or Securities and
                                            Exchange Commission (the "SEC") staff
                                            interpretations thereof.

 Baillie Gifford International Growth       Issue any "senior securities" as defined
 Fund                                       in the 1940 Act (except for engaging in
 Baillie Gifford Emerging Markets Fund      futures and options transactions as well
                                            as any other investment techniques
                                            described in the Prospectus or Statement
                                            of Additional Information, and except for
                                            borrowing subject to the restrictions set
                                            forth under Investment Restriction 1,
                                            above).
 The Guardian Small Cap Stock Fund          Issue any senior securities except as
                                            permitted under the Investment Company
                                            Act of 1940.
 The Guardian Bond Fund, Inc.               Issue any senior securities (except for
                                            borrowing subject to the restrictions set
                                            forth under Investment Restriction 3,
                                            above).
 The Guardian Cash Fund, Inc.               Issue any senior securities (except for
                                            borrowing subject to the restrictions set
                                            forth under Investment Restriction 2,
                                            above).

                                 PROPOSAL 2(d)
               AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH
                 RESPECT TO CONCENTRATION OF INVESTMENTS WITHIN
                             A PARTICULAR INDUSTRY

Listed below is the current fundamental investment restriction that is proposed to be amended or eliminated with respect to each Affected Fund as discussed in Proposal 2(d) of the Proxy Statement. Each investment restriction is prefaced by the words "The Fund may not..."

 The Guardian Park Avenue Fund              Purchase a security if as a result
                                            thereof more than 25% of its total assets
                                            will be invested in a particular
                                            industry.
 The Guardian Park Avenue Small Cap Fund    Purchase any securities other than the
                                            obligations of the U.S. Government, or
                                            its agencies or instrumentalities, if,
                                            immediately after such purchase, more
                                            than 25% of the value of the Fund's total
                                            assets would be invested in the
                                            securities of issuers in the same
                                            industry (there is no limitation as to
                                            investments in obligations issued or
                                            guaranteed by the U.S. Government or its
                                            agencies or instrumentalities).

 The Guardian Baillie Gifford               Purchase any securities if, immediately
 International Growth Fund                  after such purchase, more than 25% of the
                                            value of the Fund's total assets would be
                                            invested in the securities of issuers in
                                            the same industry. For purposes of this
                                            restriction, the obligations of each
                                            foreign government are deemed to
                                            constitute an industry.
 The Guardian Baillie Gifford Emerging      Purchase any securities if, immediately
 Markets Fund                               after such purchase, more than 25% of the
                                            value of a Fund's total assets would be
                                            invested in the securities of issuers in
                                            the same industry. There is no limitation
                                            as to the Fund's investments in
                                            obligations issued by U.S. branches of
                                            domestic banks or issued or guaranteed by
                                            the U.S. government, its agencies or
                                            instrumentalities. For purposes of this
                                            restriction, the obligations of each
                                            foreign government are deemed to
                                            constitute an industry.
 The Guardian Investment Quality Bond       Purchase any securities other than the
 Fund                                       obligations of U.S. branches of domestic
                                            banks or of the U.S. government, or its
                                            agencies or instrumentalities, if,
                                            immediately after such purchase, more
                                            than 25% of the value of the Fund's total
                                            assets would be invested in the
                                            securities of issuers in the same
                                            industry. For the purpose of this
                                            restriction, gas, electric, water and
                                            telephone utilities will each be treated
                                            as a separate industry.
 The Guardian High Yield Fund               Purchase any securities other than the
 The Guardian Low Duration Bond Fund        obligations of the U.S. Government, or
                                            its agencies or instrumentalities, if,
                                            immediately after such purchase, 25% or
                                            more of the value of the Fund's total
                                            assets would be invested in the
                                            securities of issuers conducting their
                                            principal business activities in the same
                                            industry or group of industries.
 The Guardian Tax-Exempt Fund               Invest more than 25% of its assets in the
                                            securities of issuers in any single
                                            industry; provided that there shall be no
                                            limitation on the purchase of Municipal
                                            Obligations. For purposes of this
                                            Investment Restriction, industrial
                                            development bonds, where the payment of
                                            principal and interest is the ultimate
                                            responsibility of companies within the
                                            same industry, are grouped together as an
                                            "industry."


 The Guardian Cash Management Fund          Purchase any securities, other than
                                            obligations of U.S. branches of domestic
                                            banks or of the U.S. government, or its
                                            agencies or instrumentalities, if,
                                            immediately after such purchase, more
                                            than 25% of the value of the Fund's total
                                            assets would be invested in the
                                            securities of issuers in the same
                                            industry.
 The Guardian Asset Allocation Fund         Invest 25% or more of its assets in
                                            securities of issuers in any one
                                            industry. For the purpose of this
                                            restriction, gas, electric, water and
                                            telephone utilities will each be treated
                                            as a separate industry.
 The Guardian S&P 500 Index Fund            Purchase any securities other than the
                                            obligations of the U.S. Government, or
                                            its agencies or instrumentalities, if,
                                            immediately after such purchase, 25% or
                                            more of the value of the Fund's total
                                            assets would be invested in the
                                            securities of issuers conducting their
                                            principal business activities in the same
                                            industry or group of industries, except
                                            that the Fund may purchase securities in
                                            excess of this limitation to the extent
                                            necessary from time to time to replicate
                                            the composition of the Standard & Poor's
                                            500 Index in accordance with the Fund's
                                            investment objective.
 The Guardian UBS Large Cap Value Fund      Concentrate (invest more than 25% of its
 The Guardian UBS Small Cap Value Fund      net assets) in securities of issuers in a
 The Guardian UBS VC Large Cap Value        particular industry (other than
 Fund                                       securities issued or guaranteed by the
 The Guardian UBS VC Small Cap Value        U.S. government or any of its agencies).
 Fund
 Baillie Gifford International Growth       Purchase any securities if, immediately
 Fund                                       after such purchase, more than 25% of the
 Baillie Gifford Emerging Markets Fund      value of a Fund's total assets would be
                                            invested in the securities of issuers in
                                            the same industry. There is no limitation
                                            as to the Fund's investments in
                                            obligations issued by U.S. branches of
                                            domestic banks or in obligations issued
                                            or guaranteed by the U.S. government, its
                                            agencies or instrumentalities. For
                                            purposes of this restriction, the
                                            obligations of each foreign government
                                            are deemed to constitute an industry.


 The Guardian Small Cap Stock Fund          Purchase any securities other than the
                                            obligations of the U.S. Government, or
                                            its agencies or instrumentalities, if,
                                            immediately after such purchase, more
                                            than 25% of the value of the Fund's total
                                            assets would be invested in the
                                            securities of issuers in the same
                                            industry (there is no limitation as to
                                            investments in obligations issued or
                                            guaranteed by the United States
                                            Government or its agencies or
                                            instrumentalities).
 The Guardian Stock Fund                    Purchase any securities other than the
 The Guardian VC Asset Allocation Fund      obligations of the U.S. Government, or
 The Guardian VC Low Duration Bond Fund     its agencies or instrumentalities, if,
 The Guardian VC High Yield Fund            immediately after such purchase, 25% or
                                            more of the value of the Fund's total
                                            assets would be invested in the
                                            securities of issuers conducting their
                                            principal business activities in the same
                                            industry or group of industries.
 The Guardian VC 500 Index Fund             Purchase any securities other than the
                                            obligations of the U.S. Government, or
                                            its agencies or instrumentalities, if,
                                            immediately after such purchase, 25% or
                                            more of the value of the Fund's total
                                            assets would be invested in the
                                            securities of issuers conducting their
                                            principal business activities in the same
                                            industry or group of industries, except
                                            that the Fund may purchase securities in
                                            excess of this limitation to the extent
                                            necessary from time to time to replicate
                                            the composition of the Standard & Poor's
                                            500 Index in accordance with the Fund's
                                            investment objective.
 The Guardian Bond Fund, Inc.               Purchase any securities other than the
                                            obligations of the U.S. Government, or
                                            its agencies or instrumentalities, if,
                                            immediately after such purchase, 25% or
                                            more of the value of the Fund's total
                                            assets would be invested in the
                                            securities of issuers in the same
                                            industry. (There is no limitation as to
                                            investments in obligations issued or
                                            guaranteed by the United States
                                            Government or its agencies or
                                            instrumentalities.) For the purpose of
                                            this restriction, gas, electric, water
                                            and telephone utilities will each be
                                            treated as a separate industry.

 The Guardian Cash Fund, Inc.               Purchase any securities, other than
                                            obligations of domestic banks or of the
                                            U.S. Government, or its agencies or
                                            instrumentalities, if, immediately after
                                            such purchase, more than 25% of the value
                                            of the Fund's total assets would be
                                            invested in the securities of issuers in
                                            the same industry (there is no limitation
                                            as to investments in domestic bank
                                            obligations or in obligations issued or
                                            guaranteed by the U.S. Government or its
                                            agencies or instrumentalities).

                                 PROPOSAL 2(e)
                        AMENDING FUNDAMENTAL INVESTMENT
                    RESTRICTIONS WITH RESPECT TO INVESTMENTS
                                 IN REAL ESTATE

Listed below is the current fundamental investment restriction that is proposed to be amended or eliminated with respect to each Affected Fund as discussed in Proposal 2(e) of the Proxy Statement. Each investment restriction is prefaced by the words "The Fund may not..."

 The Guardian Park Avenue Fund              Engage in the purchase or sale of real
                                            estate or interests therein or interests
                                            in real estate investment trusts,
                                            commodities or commodity contracts.
 The Guardian Park Avenue Small Cap Fund    Purchase or sell real estate (although it
                                            may purchase securities of issuers that
                                            engage in real estate operations as well
                                            as readily marketable interests such as
                                            real estate investment trusts and readily
                                            marketable securities of companies which
                                            invest in real estate).
 The Guardian Baillie Gifford               Purchase or sell real estate (although it
 International Growth Fund                  may purchase securities of issuers that
 The Guardian Baillie Gifford Emerging      engage in real estate operations,
 Markets Fund                               securities that are secured by interests
                                            in real estate, or securities that
                                            represent interests in real estate,
                                            including real estate investment trusts).
 The Guardian Investment Quality Bond       Purchase or sell real estate (although it
 Fund                                       may purchase securities of issuers that
 The Guardian Bond Fund, Inc.               engage in real estate operations),
                                            securities that are secured by interests
                                            in real estate, or securities that
                                            represent interests in real estate,
                                            including real estate investment trusts.

 The Guardian High Yield Bond Fund          Purchase, hold, sell or deal in real
 The Guardian Low Duration Bond Fund        estate, although the Fund may (i)
 The Guardian S&P 500 Index Fund            purchase and sell securities that are
 The Guardian Stock Fund                    secured by real estate or interests
 The Guardian VC Asset Allocation Fund      therein, (ii) purchase and sell
 The Guardian VC High Yield Fund            securities of issuers that engage in real
 The Guardian VC Low Duration Bond Fund     estate operations, as well as real estate
 The Guardian VC 500 Index Fund             investment trusts and mortgage-related
                                            securities, and (iii) hold and sell real
                                            estate acquired by the Fund as a result
                                            of the ownership of securities.
 The Guardian Tax-Exempt Fund               Purchase or sell real estate or real
                                            estate limited partnerships, but this
                                            shall not prevent the Fund from investing
                                            in Municipal Obligations secured by real
                                            estate or interests therein.
 The Guardian Cash Management Fund          Purchase or sell real estate; however,
                                            the Fund may purchase marketable
                                            securities issued by the companies which
                                            invest in real estate or interests
                                            therein.
 The Guardian Asset Allocation Fund         Invest in real estate, real estate
                                            limited partnership interests, securities
                                            that are secured by interests in real
                                            estate, or securities that represent
                                            interests in real estate, including real
                                            estate investment trusts, although the
                                            Fund may purchase securities of issuers
                                            which engage in real estate operations.
 The Guardian UBS Large Cap Value Fund      Purchase or sell real estate, except that
 The Guardian UBS Small Cap Value Fund      the Fund may (i) purchase and sell
 The Guardian UBS VC Large Cap Value        securities that are secured by real
  Fund                                      estate or interests therein; (ii)
 The Guardian UBS VC Small Cap Value        purchase and sell securities of issuers
  Fund                                      that engage in real estate operations, as
                                            well as real estate investment trusts and
                                            mortgage-related securities; and (iii)
                                            hold and sell real estate acquired by the
                                            Fund as a result of the ownership of
                                            securities.
 Baillie Gifford International Growth       Purchase or sell real estate (although it
  Fund                                      may purchase securities of issuers that
 Baillie Gifford Emerging Markets Fund      engage in real estate operations,
                                            securities that are secured by interests
                                            in real estate, or securities that
                                            represent interests in real estate,
                                            including real estate investment trusts).
 The Guardian Small Cap Stock Fund          Purchase or sell real estate (although it
                                            may purchase securities of issuers that
                                            engage in real estate operations as well
                                            as readily marketable interests such as
                                            real estate investment trusts and readily
                                            marketable securities of companies which
                                            invest in real estate).


 The Guardian Cash Fund, Inc.               Purchase or sell real estate; however,
                                            the Fund may purchase marketable
                                            securities issued by companies which
                                            invest in real estate or interests
                                            therein.

                                 PROPOSAL 2(f)
                  AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS
                   WITH RESPECT TO INVESTMENTS IN COMMODITIES

Listed below is the current fundamental investment restriction that is proposed to be amended or eliminated with respect to each Affected Fund as discussed in Proposal 2(f) of the Proxy Statement. Each investment restriction is prefaced by the words "The Fund may not..."

 The Guardian Park Avenue Fund              Engage in the purchase or sale of real
                                            estate or interests therein or interests
                                            in real estate investment trusts,
                                            commodities or commodity contracts.
 The Guardian Park Avenue Small Cap Fund    Purchase or sell commodities or commodity
 The Guardian Small Cap Stock Fund          contracts.
 The Guardian Bond Fund, Inc.
 The Guardian Baillie Gifford               Purchase or sell commodities or commodity
  International Growth Fund                 contracts, except that the Fund may enter
 The Guardian Baillie Gifford Emerging      into financial futures contracts, options
  Markets Fund                              contracts, options on futures contracts
                                            and forward foreign currency exchange
                                            contracts as described in the Prospectus
                                            and Statement of Additional Information.
 The Guardian Investment Quality Bond       Purchase or sell commodities or commodity
  Fund                                      contracts, except that the Fund may
                                            invest in financial futures contracts,
                                            options and options on financial futures
                                            contracts as described in the Prospectus
                                            and Statement of Additional Information.
 The Guardian Tax-Exempt Fund               Purchase or sell commodities or commodity
                                            contracts, except that the Fund may enter
                                            into financial futures contracts, options
                                            contracts and options on futures
                                            contracts as described in the Prospectus
                                            and Statement of Additional Information.
 The Guardian Cash Management Fund          Purchase or sell commodities or commodity
                                            futures contracts, or oil, gas or mineral
                                            exploration or development programs.

 The Guardian Asset Allocation Fund         Invest in commodities or commodity
                                            contracts, except that it may invest in
                                            financial futures contracts, options and
                                            options on financial futures contracts as
                                            described in the Prospectus or Statement
                                            of Additional Information.
 The Guardian UBS Large Cap Value Fund      Purchase or sell commodities, except to
 The Guardian UBS Small Cap Value Fund      the extent permitted under applicable law
 The Guardian UBS VC Large Cap Fund         without registration as a commodity pool
 The Guardian UBS VC Small Cap Value        operator under the Commodity Exchange Act
  Fund                                      (or any comparable registration under
                                            successor legislation).
 Baillie Gifford International Growth       Purchase or sell commodities or commodity
  Fund                                      contracts, except that the Funds may
 Baillie Gifford Emerging Markets Fund      enter into financial futures contracts,
                                            options contracts, options on futures
                                            contracts and forward foreign currency
                                            exchange contracts as described in the
                                            "Special Investment Techniques" sections
                                            of the Company's Prospectus and Statement
                                            of Additional Information.
 The Guardian Cash Fund, Inc.               Purchase or sell commodities or commodity
                                            futures contracts, or oil, gas or mineral
                                            exploration or development programs.

                                 PROPOSAL 2(g)
                  AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS
                 WITH RESPECT TO UNDERWRITING THE SECURITIES OF
                                 OTHER ISSUERS

Listed below is the current fundamental investment restriction that is proposed to be amended or eliminated with respect to each Affected Fund as discussed in Proposal 2(g) of the Proxy Statement. Each investment restriction is prefaced by the words "The Fund may not..."

 The Guardian Park Avenue Fund              Act as a securities underwriter except to
                                            the extent that it may be regarded as an
                                            underwriter upon disposition of any of
                                            its securities which are subject to legal
                                            or contractual restrictions on re-sale or
                                            are otherwise not readily saleable.

 The Guardian Baillie Gifford               Engage in the underwriting of the
  International Growth Fund                 securities of other issuers, except to
 The Guardian Baillie Gifford Emerging      the extent that the Fund may be deemed to
  Markets Fund                              be an underwriter under the Securities
 Baillie Gifford International Growth       Act of 1933 in selling its portfolio
  Fund                                      securities.
 Baillie Gifford Emerging Markets Fund
 The Guardian Investment Quality Bond       Engage in the underwriting of the
  Fund                                      securities of other issuers, except to
 The Guardian Bond Fund, Inc.               the extent that the Fund may be deemed to
                                            be an underwriter under the Securities
                                            Act of 1933 in selling portfolio
                                            securities.
 The Guardian Tax-Exempt Fund               Underwrite the securities of other
                                            issuers, except to the extent that the
                                            Fund may be deemed to be an underwriter
                                            under the Securities Act of 1933 in
                                            selling portfolio securities and except
                                            that the Fund may bid separately or as
                                            part of a group for the purchase of
                                            Municipal Obligations directly from an
                                            issuer for its own portfolio to take
                                            advantage of the lowest purchase price
                                            available.
 The Guardian Cash Fund, Inc.               Underwrite securities of other issuers.
 The Guardian UBS Large Cap Value Fund      Act as an underwriter, except to the
 The Guardian UBS Small Cap Value Fund      extent the Fund may be deemed to be an
 The Guardian UBS VC Large Cap Value        underwriter when disposing of securities
  Fund                                      it owns or when selling its own shares.
 The Guardian UBS VC Small Cap Value
  Fund
 The Guardian Asset Allocation Fund         Engage in the underwriting of the
                                            securities, except to the extent that the
                                            Fund may be deemed to be an underwriter
                                            under the Securities Act of 1933 in
                                            selling portfolio securities.
 The Guardian Cash Management Fund          Underwrite securities of other issuers,
                                            except to the extent that the Fund or its
                                            investment adviser may be deemed to be an
                                            underwriter under the Securities Act of
                                            1933 in selling portfolio securities.

                                 PROPOSAL 2(H)
                        AMENDING FUNDAMENTAL INVESTMENT
                   RESTRICTIONS WITH RESPECT TO MAKING LOANS

Listed below is the current fundamental investment restriction that is proposed to be amended or eliminated with respect to each Affected Fund as discussed in Proposal 2(h) of the Proxy Statement. Each investment restriction is prefaced by the words "The Fund may not..."

 The Guardian Park Avenue Fund              Make loans of money or other assets
                                            except through the purchase of privately
                                            issued notes, bonds, debentures or other
                                            debt securities either from the issuer or
                                            others. Purchases of a portion of an
                                            issue of publicly distributed debt
                                            securities and repurchase agreements are
                                            not deemed to be loans for purposes of
                                            this limitation. Under a repurchase
                                            agreement, the Fund may purchase and
                                            simultaneously resell for later delivery
                                            (normally within seven days) obligations
                                            issued or guaranteed as to principal and
                                            interest by the U.S. government, its
                                            agencies or instrumentalities.
 The Guardian Park Avenue Small Cap Fund    Make loans to other persons except for
 The Guardian Small Cap Stock Fund          loans of portfolio securities and except
                                            through the purchase of debt obligations
                                            and repurchase agreements in which the
                                            Fund may invest, consistent with its
                                            investment objectives and policies,
                                            provided that repurchase agreements
                                            maturing in more than seven days, when
                                            taken together and at current value, may
                                            not exceed 15% of the Fund's net assets.
 The Guardian Baillie Gifford               Make loans of money or portfolio
  International Growth Fund                 securities, except through the purchase
 Baillie Gifford International Growth       of debt obligations or repurchase
  Fund                                      agreements in which the Fund may invest
 Baillie Gifford Emerging Markets Fund      consistent with its investment objective
                                            and policies.
 The Guardian Baillie Gifford Emerging      Make loans to other persons except for
  Markets Fund                              loans of portfolio securities and except
                                            through the purchase of debt obligations
                                            and repurchase agreements in which the
                                            Fund may invest, consistent with its
                                            investment objectives and policies,
                                            provided that repurchase agreements
                                            maturing in more than seven days, when
                                            taken together and at current value, may
                                            not exceed 15% of the Fund's net assets.


 The Guardian Investment Quality Bond       Make loans to others, except through the
 Fund                                       purchase of debt obligations or
                                            repurchase agreements, or by lending the
                                            Fund's portfolio securities, consistent
                                            with its investment objectives, policies
                                            and techniques as set forth in the
                                            Prospectus or Statement of Additional
                                            Information.
 The Guardian Asset Allocation Fund         Make loans to others, except through the
                                            purchase of debt obligations or
                                            repurchase agreements, or by lending the
                                            Fund's portfolio securities consistent
                                            with its investment objectives, policies
                                            and techniques as set forth in the
                                            Prospectus or Statement of Additional
                                            Information.
 The Guardian High Yield Bond Fund          Make loans to other persons except (i)
 The Guardian Low Duration Bond Fund        loans of portfolio securities and entry
                                            into repurchase agreements to the extent
                                            permitted under applicable law, and (ii)
                                            to the extent that the purchase of debt
                                            obligations in which the Fund may invest,
                                            consistent with its investment objectives
                                            and policies, may be deemed to be loans.
 The Guardian S&P 500 Index Fund            Make loans to other persons except (i)
                                            loans of portfolio securities and entry
                                            into repurchase agreements to the extent
                                            permitted under applicable law; and (ii)
                                            to the extent that the purchase of debt
                                            obligations in which the Fund may invest,
                                            consistent with its investment objectives
                                            and policies, may be deemed to be loans.
 The Guardian Tax-Exempt Fund               Make loans to others, except through the
                                            purchase of debt obligations or
                                            repurchase agreements or by lending the
                                            Fund's portfolio securities consistent
                                            with its investment objectives, policies
                                            and techniques as set forth in the
                                            Prospectus or Statement of Additional
                                            Information.
 The Guardian Cash Management Fund          Make loans to others, except through the
                                            purchase of debt obligations and
                                            repurchase agreements in which the Fund
                                            may invest, consistent with its
                                            investment objective and policies.


 The Guardian UBS Large Cap Value Fund      Make loans to other persons, except (a)
 The Guardian UBS Small Cap Value Fund      through the lending of its portfolio
 The Guardian UBS VC Large Cap Value        securities, (b) through the purchase of
  Fund                                      debt securities, loan participations
 The Guardian UBS VC Small Cap Value        and/or engaging in direct corporate loans
  Fund                                      in accordance with its investment
                                            objectives and policies and (c) to the
                                            extent the entry into a repurchase
                                            agreement is deemed to be a loan. The
                                            Fund may also make loans to affiliated
                                            investment companies to the extent
                                            permitted by the 1940 Act or any
                                            exemptions therefrom that may be granted
                                            by the SEC.
 The Guardian Stock Fund                    Make loans to other persons except (i)
 The Guardian VC Asset Allocation Fund      loans of portfolio securities and entry
 The Guardian VC Low Duration Bond Fund     into repurchase agreements to the extent
 The Guardian VC High Yield Bond Fund       permitted under applicable law; and (ii)
 The Guardian VC 500 Index Fund             to the extent that the purchase of debt
                                            obligations in which the Fund may invest,
                                            consistent with its investment objectives
                                            and policies, may be deemed to be loans.
 The Guardian Bond Fund, Inc                Make loans of money, except through the
                                            purchase of debt obligations and
                                            repurchase agreements in which the Fund
                                            may invest, consistent with its
                                            investment objectives and policies,
                                            provided that repurchase agreements
                                            maturing in more than seven days, when
                                            taken together and at current value, may
                                            not exceed 10% of the Fund's net assets.
 The Guardian Cash Fund, Inc                Make loans to others, except through the
                                            purchase of debt obligations and
                                            repurchase agreements in which the Fund
                                            may invest, consistent with its
                                            investment objective and policies,
                                            provided that repurchase agreements
                                            maturing in more than seven days, when
                                            taken together and at current value, may
                                            not exceed 10% of the Fund's net assets.

                                 PROPOSAL 2(I)
 ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN
                              SECURITIES THAT ARE
                             NOT READILY MARKETABLE

Listed below is the current fundamental investment restriction that is proposed to be amended or eliminated with respect to each Affected Fund as discussed in Proposal 2(i) of the Proxy Statement. Each investment restriction is prefaced by the words "The Fund may not..."

 The Guardian Park Avenue Fund              Invest more than 15% of the value of its
 The Guardian Investment Quality Bond       net assets in securities which are not
 Fund                                       readily marketable or which are
 The Guardian Tax-Exempt Fund               restricted as to resale under federal
 The Guardian Asset Allocation Fund         securities laws, excluding any such
                                            securities that have been determined by
                                            the Trustees (or the person(s) designated
                                            by them to make such determinations) to
                                            be readily marketable.
 The Guardian International Growth Fund     Invest more than 15% of the value of its
                                            net assets in securities which are not
                                            readily marketable or which are
                                            restricted as to resale under the U.S.
                                            federal securities laws, excluding any
                                            such securities that have been determined
                                            by the Trustees (or the person(s)
                                            designated by them to make such
                                            determinations) to be readily marketable.
 The Guardian Cash Management Fund          Invest more than 10% of the value of its
                                            net assets in securities which are not
                                            readily marketable or which are
                                            restricted as to resale under federal
                                            securities laws, excluding any such
                                            securities that have been determined by
                                            the trustees (or the person(s) designated
                                            by them to make such determinations) to
                                            be readily marketable.


 Baillie Gifford International Growth       Invest more than 10% of the value of the
 Fund                                       net assets of the International Fund or
                                            15% of the net assets of the Emerging
                                            Markets Fund in securities that are not
                                            readily marketable or which are
                                            restricted as to disposition under the
                                            U.S. securities laws or otherwise. This
                                            restriction shall not apply to securities
                                            purchased or sold pursuant to Rule 144A
                                            under the Securities Act of 1933. This
                                            restriction will apply to repurchase
                                            agreements maturing in more than seven
                                            days. This restriction will also apply to
                                            securities received as a result of a
                                            corporate reorganization or similar
                                            transaction affecting readily marketable
                                            securities already held in a Fund's
                                            portfolio. To the extent that securities
                                            received under these circumstances,
                                            together with other securities considered
                                            illiquid by the staff of the Securities
                                            and Exchange Commission ("SEC") or by the
                                            Company's Board, exceed the applicable
                                            percentage of the value of the Fund's
                                            total assets, the Fund will attempt to
                                            dispose of them in an orderly fashion in
                                            order to reduce its holdings in such
                                            securities to less than the applicable
                                            threshold.
 The Guardian Bond Fund, Inc.               Invest more than 10% of the value of its
                                            total assets in securities that are not
                                            readily marketable or which are
                                            restricted as to disposition under the
                                            federal securities laws or otherwise.
                                            This restriction will apply to repurchase
                                            agreements maturing in more than seven
                                            days. This restriction will also apply to
                                            securities received as a result of a
                                            corporate reorganization or similar
                                            transaction affecting readily-marketable
                                            securities already held in the portfolio
                                            of the Fund. To the extent that
                                            securities received under these
                                            circumstances, together with other
                                            unmarketable securities, exceed 10% of
                                            the value of the Fund's total assets, the
                                            Fund will attempt to dispose of them in
                                            an orderly fashion in order to reduce its
                                            holdings in such securities to less than
                                            10%.

                                 PROPOSAL 2(J)
ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS FOR
                THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT

Listed below is the current fundamental investment restriction that is proposed to be amended or eliminated with respect to each Affected Fund as discussed in Proposal 2(j) of the Proxy Statement. Each investment restriction is prefaced by the words "The Fund may not..."

 The Guardian Park Avenue Fund              Invest in the securities of any company
                                            for the purpose of exercising control or
                                            management.
 The Guardian Asset Allocation Fund         Purchase securities for the purpose of
 The Guardian Baillie Gifford               exercising control over another company.
 International  Growth Fund
 The Guardian Investment Quality Bond
 Fund
 Baillie Gifford International Growth
 Fund
 The Guardian Bond Fund, Inc.
 The Guardian Tax-Exempt Fund               Purchase more than 10% of the voting
                                            securities of any issuer or invest in
                                            companies for the purpose of exercising
                                            control.
 The Guardian Cash Management Fund          Purchase securities of any issuer for the
 The Guardian Cash Fund, Inc.               purpose of exercising control or
                                            management.

                                 PROPOSAL 2(k)
                ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS
                      WITH RESPECT TO INVESTMENTS IN OTHER
                              INVESTMENT COMPANIES

Listed below is the current fundamental investment restriction that is proposed to be amended or eliminated with respect to each Affected Fund as discussed in Proposal 2(k) of the Proxy Statement. Each investment restriction is prefaced by the words "The Fund may not..."

 The Guardian Park Avenue Fund              Purchase the securities of any other
 The Guardian Cash Management Fund          investment company.
 The Guardian Cash Fund, Inc
 The Guardian Baillie Gifford               Invest in securities of other U.S. or
 International Growth Fund                  foreign investment companies, except
                                            that: (a) the Fund may purchase such
                                            securities in the open market, without
                                            regard to section (b) below, provided
                                            that immediately thereafter (i) not more
                                            than 10% of the Fund's total assets would
                                            be invested in such securities, (ii) not
                                            more than 5% of the Fund's total assets
                                            would be invested in securities of any
                                            one investment company, and (iii) not
                                            more than 3% of the total outstanding
                                            voting stock of any one investment
                                            company would be owned by the Fund; or
                                            (b) the Fund may acquire such securities
                                            as part of a merger, consolidation,
                                            reorganization, acquisition of assets,
                                            offer of exchange or as a dividend.
 Baillie Gifford International Growth       Purchase securities of other U.S. or
 Fund                                       foreign investment companies, except that
                                            the Fund may make such a purchase (a) in
                                            the open market provided that immediately
                                            thereafter (i) not more than 10% of the
                                            Fund's total assets would be invested in
                                            such securities; (ii) not more than 5% of
                                            the Fund's total assets would be invested
                                            in securities of any one investment
                                            company; and (iii) not more than 3% of
                                            the total outstanding voting stock of any
                                            one investment company would be owned by
                                            the Fund; or (b) as part of an offer of
                                            exchange, reorganization or as a
                                            dividend.


 The Guardian Asset Allocation Fund         Invest in the securities of other
                                            investment companies, except that (a)
                                            during any period in which the Fund
                                            operates as a "fund of funds" in
                                            accordance with the Prospectus and
                                            applicable law, and notwithstanding (b)
                                            and (c) below, the Fund may purchase,
                                            without limit, shares of The Guardian
                                            Park Avenue Fund, The Guardian Investment
                                            Quality Bond Fund and The Guardian Cash
                                            Management Fund, and any other mutual
                                            fund currently existing or hereafter
                                            created whose investment adviser is the
                                            Fund's adviser or an affiliate thereof,
                                            or the respective successors in interest
                                            of any such mutual fund or adviser; (b)
                                            during any period in which the Fund does
                                            not operate as a "fund of funds" in
                                            accordance with the Prospectus, the Fund
                                            may purchase securities of other
                                            investment companies in the open market,
                                            without regard to section (c) below,
                                            provided that immediately thereafter (i)
                                            not more than 10% of the Fund's total
                                            assets would be invested in such
                                            securities, (ii) not more than 5% of the
                                            Fund's total assets would be invested in
                                            securities of any one investment company,
                                            and (iii) not more than 3% of the total
                                            outstanding voting stock of any one
                                            investment company would be owned by the
                                            Fund; or (c) the Fund may acquire
                                            securities of other investment companies
                                            as part of a merger, consolidation,
                                            reorganization, acquisition of assets,
                                            offer of exchange or as a dividend.
 The Guardian Investment Quality Bond       Invest in securities of other investment
 Fund                                       companies, except that: (a) the Fund may
 The Guardian Tax-Exempt Fund               purchase such securities in the open
                                            market, without regard to section (b),
                                            below, provided that immediately
                                            thereafter (i) not more than 10% of the
                                            Fund's total assets would be invested in
                                            such securities, (ii) not more than 5% of
                                            the Fund's total assets would be invested
                                            in securities of any one investment
                                            company, and (iii) not more than 3% of
                                            the total outstanding voting stock of any
                                            one investment company would be owned by
                                            the Fund; or (b) the Fund may acquire
                                            such securities as part of a merger,
                                            consolidation, reorganization,
                                            acquisition of assets, offer of exchange
                                            or as a dividend.
 The Guardian Bond Fund, Inc                Purchase securities issued by any other
                                            investment company.

                                 PROPOSAL 2(L)
   ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING SECURITIES ON MARGIN, SHORT SALES AND JOINT PARTICIPATION IN A SECURITIES
                                TRADING ACCOUNT

Listed below is the current fundamental investment restriction that is proposed to be amended or eliminated with respect to each Affected Fund as discussed in Proposal 2(l) of the Proxy Statement. Each investment restriction is prefaced by the words "The Fund may not..."

 The Guardian Park Avenue Fund              Purchase securities on margin or make any
                                            short sales of securities.
 The Guardian Baillie Gifford               Purchase securities on margin, sell
 International Growth Fund                  securities short, maintain a short
 Baillie Gifford International Growth       position or participate on a joint or a
 Fund                                       joint and several basis in any trading
                                            account in securities, except that the
                                            Fund may (i) obtain such short-term
                                            credits as may be necessary for the
                                            clearance of purchases and sales of
                                            securities; (ii) purchase or sell futures
                                            contracts; and (iii) deposit or pay
                                            initial or variation margin in connection
                                            with financial futures contracts or
                                            related options transactions.
 The Guardian Bond Fund, Inc.               Purchase securities on margin or sell
                                            securities short, or participate on a
                                            joint or a joint and several basis in any
                                            trading account in securities.
 The Guardian Cash Management Fund          1. Purchase securities on margin or sell
 The Guardian Cash Fund, Inc.               short.
                                            2. Participate on a joint or
                                            joint-and-several basis in any securities
                                            trading account.
 The Guardian Tax-Exempt Fund               Purchase securities on margin, sell
                                            securities short or participate on a
                                            joint or a joint and several basis in any
                                            trading account in securities, except
                                            that the Fund may (i) obtain such
                                            short-term credits as may be necessary
                                            for the clearance of purchases and sales
                                            of securities; (ii) purchase or sell
                                            futures contracts; and (iii) deposit or
                                            pay initial or variation margin in
                                            connection with financial futures
                                            contracts or related options
                                            transactions.


 The Guardian Asset Allocation Fund         Purchase securities on margin or sell
                                            securities short or participate on a
                                            joint or joint and several basis in any
                                            trading account in securities, except
                                            that the Fund may (i) obtain such
                                            short-term credits as may be necessary
                                            for the clearance of purchase and sales
                                            of securities, (ii) purchase or sell
                                            futures contracts; and (iii) deposit or
                                            pay initial or variation margin in
                                            connection with financial futures
                                            contracts or related options
                                            transactions.
 The Guardian Investment Quality Bond       Purchase securities on margin or sell
 Fund                                       securities short, or participate on a
                                            joint or joint and several basis in any
                                            trading account in securities, except
                                            that the Fund may (i) obtain such
                                            short-term credits as may be necessary
                                            for the clearance of purchase and sales
                                            of securities, (ii) purchase or sell
                                            futures contracts; and (iii) deposit or
                                            pay initial or variation margin in
                                            connection with financial futures
                                            contracts or related options
                                            transactions.

                                 PROPOSAL 2(M)
   ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PLEDGING,
                                 MORTGAGING OR
                            HYPOTHECATING OF ASSETS

Listed below is the current fundamental investment restriction that is proposed to be amended or eliminated with respect to each Affected Fund as discussed in Proposal 2(m) of the Proxy Statement. Each investment restriction is prefaced by the words "The Fund may not..."

 The Guardian Park Avenue Fund              Pledge, mortgage or hypothecate its
                                            assets to an extent greater than 10% of
                                            the Fund's total asset value. However, in
                                            order to comply with certain state
                                            statutes or investment restrictions, the
                                            Fund will not as a matter of operating
                                            policy, pledge, mortgage or hypothecate
                                            its assets to the extent that at any time
                                            the percentage of pledged assets plus the
                                            sales load will exceed 10% of the
                                            offering price of the Fund's shares.
 The Guardian Baillie Gifford               Mortgage, pledge or hypothecate more than
 International Growth Fund                  5% of the value of its total assets, and
 The Guardian Investment Quality Bond       then only to secure borrowings effected
 Fund                                       within the above restriction. For
 The Guardian Tax-Exempt Fund               purposes of this restriction, collateral
 The Guardian Asset Allocation Fund         arrangements with respect to options,
                                            financial futures contracts, options on
                                            futures contracts, when-issued or delayed
                                            delivery securities, forward contracts,
                                            or similar collateral arrangements which
                                            may be required in connection with
                                            securities transactions by the 1940 Act
                                            are not considered a pledge of assets.
 The Guardian Baillie Gifford Emerging      Mortgage, pledge or hypothecate more than
 Markets Fund                               5% of the value of the Fund's total
 Baillie Gifford International Growth       assets, and then only to secure
 Fund                                       borrowings effected within the above
 Baillie Gifford Emerging Markets Fund      restriction. Neither the deposit in
                                            escrow of underlying securities in
                                            connection with the writing of call
                                            options, nor the deposit in escrow of
                                            U.S. Treasury bills in connection with
                                            the writing of put options, nor the
                                            deposit of cash and cash equivalents in a
                                            segregated account with the Fund's
                                            custodian or in a margin account with a
                                            broker in connection with futures
                                            transactions, options transactions, nor
                                            the writing of call and put options in
                                            spread transactions, is deemed to be a
                                            pledge.


 The Guardian High Yield Bond Fund          Borrow money or pledge its assets, except
 The Guardian Low Duration Bond Fund        that the Fund may (i) borrow for
 The Guardian S&P 500 Index Fund            temporary or emergency needs, and engage
 The Guardian Stock Fund                    in reverse repurchase agreements,
 The Guardian VC Asset Allocation Fund      mortgage dollar rolls or other
 The Guardian VC Low Duration Bond Fund     transactions which may involve a
 The Guardian VC High Yield Bond Fund       borrowing from banks or other persons,
 The Guardian VC 500 Index Fund             provided that the aggregate amount
                                            involved in all such transactions shall
                                            not exceed 33 1/3% of the value of the
                                            Fund's total assets (including the amount
                                            borrowed) less liabilities (other than
                                            borrowings) or such other percentage
                                            permitted by law; (ii) obtain such
                                            short-term credit as may be necessary for
                                            the clearance of transactions in
                                            portfolio securities; and (iii) purchase
                                            securities on margin to the extent
                                            permitted by applicable law.
 The Guardian Cash Management Fund          Mortgage, pledge or hypothecate any
                                            assets except in connection with any
                                            borrowing and in amounts not in excess of
                                            10% of the value of the Fund's total
                                            assets at the time of such borrowing or
                                            make additional investments during any
                                            period that borrowings exceed 5% of the
                                            value of the Fund's total assets.
 The Guardian Small Cap Stock Fund          Mortgage, pledge or hypothecate more than
 The Guardian Park Avenue Small Cap Fund    5% of the value of its total assets and
                                            then only to secure borrowings effected
                                            within the above restriction.
 The Guardian Bond Fund, Inc.               Mortgage, pledge or hypothecate more than
                                            5% of the value of its total assets, and
                                            then only to secure temporary or
                                            emergency borrowings effected within the
                                            above restriction. For purposes of this
                                            restriction, collateral arrangements
                                            which may be required in connection with
                                            securities transactions by the Investment
                                            Company Act of 1940 are not considered a
                                            pledge of assets.
 The Guardian Cash Fund, Inc.               Borrow money, except from banks for
                                            temporary or emergency purposes or to
                                            meet redemption requests which might
                                            otherwise require the untimely
                                            disposition of securities (not for
                                            leveraging), provided that borrowing in
                                            the aggregate may not exceed 10% of the
                                            value of the Fund's total assets; or
                                            mortgage, pledge or hypothecate any
                                            assets except in connection with any such
                                            borrowing and in amounts not in excess of
                                            10% of the value of the Fund's total
                                            assets at the time of such borrowing.

                                 PROPOSAL 2(n)
 ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN
        ISSUERS IN WHICH MANAGEMENT OF A FUND OR ITS INVESTMENT ADVISER
                                OWNS SECURITIES

Listed below is the current fundamental investment restriction that is proposed to be amended or eliminated with respect to each Affected Fund as discussed in Proposal 2(n) of the Proxy Statement. Each investment restriction is prefaced by the words "The Fund may not..."

 The Guardian Park Avenue Fund              Purchase or retain the securities of any
                                            issuer if, to the knowledge of the Fund,
                                            officers or trustees of the Fund or of
                                            the Fund's investment adviser who own
                                            individually more than one-half of 1% of
                                            the securities of such issuer together
                                            own more than 5% of such securities.
 The Guardian Asset Allocation Fund         Purchase or retain the securities of any
                                            issuer if, to the knowledge of the Fund,
                                            those officers and trustees of the Fund
                                            or of the Fund's investment adviser who
                                            individually own more than one-half of 1%
                                            of the outstanding securities of such
                                            issuer together own more than 5% of such
                                            securities.
 The Guardian Baillie Gifford               Purchase or retain the securities of any
 International Growth Fund                  issuer if, to the knowledge of the Fund,
                                            the officers, trustees and employees of
                                            the Fund or of the Fund's investment
                                            adviser or sub-investment adviser who
                                            individually own more than one-half of 1%
                                            of the outstanding securities of such
                                            issuer together own more than 5% of the
                                            securities of such issuer.
 The Guardian Investment Quality Bond       Purchase or retain the securities of any
 Fund                                       issuer if, to the knowledge of the Fund,
                                            the officers, trustees and employees of
                                            the Fund or of the Adviser who
                                            individually own more than one-half of 1%
                                            of the outstanding securities of such
                                            issuer together own more than 5% of the
                                            securities of such issuer.
 The Guardian Tax-Exempt Fund               Purchase or retain the securities of any
                                            issuer if, to the knowledge of the Fund,
                                            the officers, trustees and employees of
                                            the Fund or of the Fund's investment
                                            adviser who individually own more than
                                            one-half of 1% of the outstanding
                                            securities of such issuer together own
                                            more than 5% of the securities of such
                                            issuer.


 The Guardian Cash Management Fund          Purchase or retain the securities of any
                                            issuer if any officer or trustee of the
                                            Fund is an officer or director of such
                                            issuer and owns beneficially more than
                                            one-half of 1% of the securities of such
                                            issuer and all of the officers and
                                            trustees of the Fund and its investment
                                            adviser together own more than 5% of the
                                            securities of such issuer.
 Baillie Gifford International Growth       Purchase or retain the securities of any
 Fund                                       issuer if, to the knowledge of the
                                            Company, the officers, directors and
                                            employees of the Company or of the
                                            Company's investment manager or
                                            sub-investment manager who individually
                                            own more than one half of 1% of the
                                            outstanding securities of such issuer
                                            together own more than 5% of the
                                            securities of such issuer.
 The Guardian Bond Fund, Inc.               Purchase or retain the securities of any
                                            issuer if, to the knowledge of the Fund,
                                            the officers, directors and employees of
                                            the Fund or of the Adviser who
                                            individually own more than 1/2 of 1% of
                                            the outstanding securities of such issuer
                                            together own more than 5% of the
                                            securities of such issuer.
 The Guardian Cash Fund, Inc.               Purchase or retain the securities of any
                                            issuer if any officer or director of the
                                            Fund or of the Adviser owns beneficially
                                            more than 1/2 of 1% of the securities of
                                            such issuer and all of the officers and
                                            directors of the Fund and the Adviser
                                            together own more than 5% of the
                                            securities of such issuer.

                                 PROPOSAL 2(o)
                ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS
                WITH RESPECT TO INVESTMENTS IN ISSUERS HAVING A
            RECORD OF LESS THAN THREE YEARS OF CONTINUOUS OPERATION

Listed below is the current fundamental investment restriction that is proposed to be amended or eliminated with respect to each Affected Fund as discussed in Proposal 2(o) of the Proxy Statement. Each investment restriction is prefaced by the words "The Fund may not..."

 The Guardian Park Avenue Fund              Invest more than 5% of the value of its
                                            total assets in companies (including
                                            predecessors) having a record of less
                                            than 3 years continuous operation.
 The Guardian Asset Allocation Fund         Invest more than 5% of the value of its
 The Guardian Investment Quality Bond       total assets in securities of issuers
 Fund                                       having a record, together with
                                            predecessors, of less than three years of
                                            continuous operation. The restriction
                                            does not apply to any obligation issued
                                            or guaranteed by the U.S. government, its
                                            agencies or instrumentalities.
 The Guardian Bond Fund, Inc.               Invest more than 5% of the value of its
                                            total assets in securities of issuers
                                            having a record, together with
                                            predecessors, of less than three years of
                                            continuous operation. This restriction
                                            does not apply to any obligation issued
                                            or guaranteed by the United States
                                            Government, its agencies or
                                            instrumentalities.

                                 PROPOSAL 2(p)
                ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS
                   WITH RESPECT TO INVESTMENTS IN OIL, GAS OR
                                MINERAL PROGRAMS

Listed below is the current fundamental investment restriction that is proposed to be amended or eliminated with respect to each Affected Fund as discussed in Proposal 2(p) of the Proxy Statement. Each investment restriction is prefaced by the words "The Fund may not..."

 The Guardian Park Avenue Fund              Purchase any interest in oil, gas or
                                            other mineral exploration or development
                                            programs.
 The Guardian Investment Quality Bond       Purchase oil, gas or other mineral
 Fund                                       leases, rights or royalty contracts or
 The Guardian Asset Allocation Fund         exploration or development programs,
 The Guardian Baillie Gifford               except that the Fund may invest in the
 International Growth Fund                  securities of companies which invest in
 Baillie Gifford International Growth       or sponsor such programs.
 Fund
 The Guardian Bond Fund, Inc.
 The Guardian Tax-Exempt Fund               Purchase oil, gas or other mineral
                                            leases, rights or royalty contracts or
                                            exploration or development programs,
                                            except that the Fund may invest in the
                                            securities of issuers which invest in or
                                            sponsor such programs.
 The Guardian Cash Management Fund          Purchase or sell commodities or commodity
 The Guardian Cash Fund, Inc.               futures contracts, or oil, gas or mineral
                                            exploration or development programs.

                                 PROPOSAL 2(q)
                       ELIMINATING FUNDAMENTAL INVESTMENT
              RESTRICTIONS WITH RESPECT TO INVESTMENTS IN OPTIONS

Listed below is the current fundamental investment restriction that is proposed to be amended or eliminated with respect to each Affected Fund as discussed in Proposal 2(q) of the Proxy Statement. Each investment restriction is prefaced by the words "The Fund may not..."

 The Guardian Park Avenue Fund              Purchase any put, call, straddle, spread
                                            or any combination thereof.
 The Guardian Park Avenue Small Cap Fund    Write, purchase or sell puts, calls, or
 The Guardian Small Cap Stock Fund          combination thereof.


 The Guardian Asset Allocation Fund         Purchase or sell put options, call
 The Guardian Baillie Gifford               options, or combinations thereof, except
 International Growth Fund                  that the Fund may (i) write covered call
 The Guardian Investment Quality Bond       and secured put options and enter into
 Fund                                       closing purchase transactions with
 The Guardian Tax-Exempt Fund               respect to such options, (ii) purchase
                                            put and call options, provided that the
                                            premiums on all outstanding options do
                                            not exceed 5% of its total assets, and
                                            enter into closing sale transactions with
                                            respect to such options; and (iii) engage
                                            in financial futures contracts and
                                            related options transactions to seek to
                                            hedge against either a decline in the
                                            value of securities included in the
                                            Fund's portfolio or an increase in the
                                            price of securities which the Fund plans
                                            to purchase in the future.
 The Guardian Cash Management Fund          Purchase warrants, or write, purchase or
 The Guardian Cash Fund, Inc                sell puts, calls, straddles, spreads or
                                            combinations thereof.
 Baillie Gifford International Growth       Purchase or sell put options, call
 Fund                                       options, or combinations thereof, except
                                            that the Funds may (i) write covered call
                                            and secured put options and enter into
                                            closing purchase transactions with
                                            respect to such options, (ii) purchase
                                            put and call options, provided that the
                                            premiums on all outstanding options do
                                            not exceed 5% of its total assets, and
                                            enter into closing sale transactions with
                                            respect to such options; and (iii) engage
                                            in financial futures contracts and
                                            related options transactions to seek to
                                            hedge against either a decline in the
                                            value of securities included in the
                                            Fund's portfolio or an increase in the
                                            price of securities which the Fund plans
                                            to purchase in the future, or to increase
                                            the current return of its portfolio by
                                            writing covered call or covered put
                                            options, as each is described under the
                                            "Special Investment Techniques" sections
                                            of the Company's Prospectus and Statement
                                            of Additional Information.
 The Guardian Bond Fund, Inc.               Write, purchase or sell puts, calls,
                                            straddles, spreads or combinations
                                            thereof.

                                 PROPOSAL 2(r)
                ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS
                    WITH RESPECT TO INVESTMENTS IN WARRANTS

Listed below is the current fundamental investment restriction that is proposed to be amended or eliminated with respect to each Affected Fund as discussed in Proposal 2(r) of the Proxy Statement. Each investment restriction is prefaced by the words "The Fund may not..."

 The Guardian Asset Allocation Fund         Invest more than 10% of the value of its
 The Guardian Bond Fund, Inc.               total assets in warrants or more than 2%
                                            of such value in warrants which are not
                                            listed on the New York or American Stock
                                            Exchanges, except that warrants attached
                                            to other securities in which the Fund
                                            invests are not subject to these
                                            limitations.
 The Guardian Baillie Gifford               Invest more than 10% of the value of its
 International Growth Fund                  total assets in warrants or more than 2%
 Baillie Gifford International Growth       of such value in warrants which are not
 Fund                                       listed on the New York Stock Exchange,
                                            American Stock Exchange, or one of the
                                            major foreign stock exchanges, except
                                            that warrants attached to other
                                            securities in which the Fund invests are
                                            not subject to these limitations.
 The Guardian Investment Quality Bond       Invest more than 5% of the value of its
 Fund                                       total assets in warrants or more than 2%
                                            of such value in warrants which are not
                                            listed on the New York or American Stock
                                            Exchanges, except that warrants attached
                                            to other securities in which the Fund
                                            invests are not subject to these
                                            limitations.
 The Guardian Cash Management Fund          Purchase warrants, or write, purchase or
 The Guardian Cash Fund, Inc                sell puts, calls, straddles, spreads or
                                            combinations thereof.

                                 PROPOSAL 2(s)
 ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN
         SECURITIES OTHER THAN THOSE DISCUSSED IN THE FUND'S PROSPECTUS

Listed below is the current fundamental investment restriction that is proposed to be amended or eliminated with respect to each Affected Fund as discussed in Proposal 2(s) of the Proxy Statement. Each investment restriction is prefaced by the words "The Fund may not..."

 The Guardian Park Avenue Fund              Purchase any security other than those
 The Guardian Investment Quality Bond       discussed under "Investment Objectives
 Fund                                       and Policies," as set forth in the
 The Guardian Bond Fund, Inc.               Prospectus.
 The Guardian Cash Fund, Inc.
 The Guardian Tax-Exempt Fund               Purchase securities other than Municipal
                                            Obligations (as that term is defined in
                                            the Prospectus) and certain taxable
                                            obligations as set forth in the
                                            Prospectus and Statement of Additional
                                            Information.

LABEL BELOW FOR MIS USE ONLY!
PO# N1170
GUARDIAN #552
GUARDIAN ANNUITY
ORIGINAL SIZE 1UP 8-31-05 KD
STEPHANIE (GUARDIAN ANNUITY NOV 2005 SC)
REVISION #1 9-07-05 KD

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.

_____________________________________________________________
SIGNATURE OF PERSON AUTHORIZING PRINTING        DATE


FUND NAME PRINTS HERE
INSURANCE COMPANY NAME PRINTS HERE


This Proxy is solicited on behalf of the Board of Directors.

The undersigned, revoking any previously executed proxies, hereby directs The Guardian Insurance & Annuity Company, Inc. ("GIAC") to vote all shares of the Fund(s) (as defined in the Proxy Statement) in which the undersigned has a beneficial interest on September 16, 2005 on each of the proposals specified on the reverse side, and upon any other business that may properly come before the Special Meeting of Shareholders to be held at 7 Hanover Square, New York, New York 10004 on November 15, 2005 at 4:00 p.m. New York time and at any adjournments thereof.

Receipt of the Notice of Special Meeting and accompanying Proxy Statement which describes the matters to be considered and voted on is hereby acknowledged.

                             Please sign, date and return promptly in
                                the enclosed postage-paid envelope.


      SHARES

                                  Date __________________, 2005

                  ______________________________________________________________



                  ______________________________________________________________

                  Signature(s) and, if applicable, Title(s) (SIGN IN THE BOX)

                  Please sign exactly as your name(s) appear(s) on your account and this proxy card. When signing as attorney-in-fact, executor, trustee, administrator, guardian or other capacity, please give full title. Corporate, partnership and trust owners should have this proxy signed by an authorized person, and that person's title should be given.

                                                           Guardian Annuity - sc

LABEL BELOW FOR MIS USE ONLY!
PO# N 1170
GUARDIAN #552
GUARDIAN ANNUITY
ORIGINAL SIZE 1UP 8-31-05 KD
STEPHANIE (GUARDIAN ANNUITY NOV 2005 SC)
REVISION #1 9-07-05 KD

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.

_____________________________________________________________
SIGNATURE OF PERSON AUTHORIZING PRINTING       DATE



PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

1. Election of the eleven nominees for Directors of each Fund;

   (1) Kathleen C. Cuocolo  (4) Leo R. Futia          (7) William W. Hewitt   (10) Steven J. Paggioli    FOR     WITHHOLD    FOR ALL
   (2) Frank J. Fabozzi     (5) William N. Goetzmann  (8) Sidney I. Lirtzman  (11) Robert G. Smith       ALL       ALL       EXCEPT*
   (3) Arthur V. Ferrara    (6) Anne M. Goggin        (9) Dennis J. Manning                              [ ]       [ ]         [ ]

    * INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NUMBER ON THE LINE ABOVE.

    ____________________________________________________________________________

2. Approving an amendment to, or the elimination of, the applicable Fund's                           FOR ALL     AGAINST     ABSTAIN
   fundamental restriction, as described in the Proxy Statement, with respect to                   (EXCEPT AS      ALL         ALL
   the following:                                                                                  INDICATED)
                                                                                                       [ ]         [ ]         [ ]
(a) Diversification of investments;
(b) Borrowing;
(c) Issuing senior securities;
(d) Concentration of investments in the same industry;
(e) Investments in real estate;
(f) Investments in commodities;
(g) Underwriting the securities of other issuers;
(h) Making loans;
(i) Investments in securities that are not readily marketable;
(j) Investments for the purpose of exercising control or management;
(k) Investments in other investment companies;
(l) Purchasing securities on margin, selling securities short, or participating on a joint or joint and several basis in a securities trading account;
(m) Pledging, mortgaging or hypothecating its assets;
(n) Investments in issuers in which management of a Fund or its investment adviser owns securities;
(o) Investments in issuers having a record of less than three years of continuous operation;
(p) Investments in oil, gas or mineral programs;
(q) Investments in put options, call options, or combinations thereof;
(r) Investments in warrants;
(s) Investments in securities other than those discussed in the Fund's prospectus;
(t) The Guardian Tax-Exempt Fund's investments in investment grade municipal obligations.

    ____________________________________________________________________________
    INSTRUCTIONS: IF YOU WISH TO WITHHOLD A VOTE FROM A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE SUB-PROPOSAL ON THE LINE ABOVE AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

3. Approving an amendment to the Amended and Restated Agreement and Declaration                          FOR     AGAINST     ABSTAIN
   of Trust of The Park Avenue Portfolio to increase the maximum number of
   Trustees that may serve on its Board of Trustees from eleven to twelve.                               [ ]       [ ]         [ ]

4. Approving an amendment to the Amended and Restated Agreement and Declaration
   of Trust of The Park Avenue Portfolio (the "Trust document") to permit
   certain amendments to the Trust document to be made without shareholder                               [ ]       [ ]         [ ]
   approval.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                           Guardian Annuity - sc

LABEL BELOW FOR MIS USE ONLY!
PO# M1171
GUARDIAN #552
GUARDIAN MUTUAL FUNDS
ORIGINAL SIZE 1UP 8-31-05 KD
STEPHANIE (GUARDIAN FUNDS NOV 2005 SC)
REVISION #1 9-07-05 KD

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.

_____________________________________________________________
SIGNATURE OF PERSON AUTHORIZING PRINTING        DATE

       ____________________________________________________________________
                       THREE EASY WAYS TO VOTE YOUR PROXY
            READ THE PROXY STATEMENT AND HAVE THE PROXY CARD AT HAND.
       TELEPHONE: Call 1-800-690-6903 and follow the simple instructions.
        INTERNET: Go to WWW.PROXYWEB.COM and follow the on-line directions.
            MAIL: Vote, sign, date and return your proxy by mail.
          IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR PROXY.
       ____________________________________________________________________


999 999 999 999 99


FUND NAME PRINTS HERE

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned, revoking any previously executed proxies, hereby appoints Joseph A. Caruso, Frank L. Pepe and Thomas G. Sorell as proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote all shares of the Fund(s) (as defined in the Proxy Statement) held of record by the undersigned on September 16, 2005 on each of the proposals specified on the reverse side, and upon any other business that may properly come before the Special Meeting of Shareholders to be held at 7 Hanover Square, New York, New York 10004 on November 15, 2005 at 4:00 p.m. New York time and at any adjournments thereof.

Receipt of the Notice of Special Meeting and accompanying Proxy Statement which describes the matters to be considered and voted on is hereby acknowledged.

                              Please sign, date and return promptly in
                                 the enclosed postage-paid envelope.

         SHARES

                                    Date __________________, 2005

                  Signature(s) and, if applicable, Title(s)    (SIGN IN THE BOX)

                  Please sign exactly as your name(s) appear(s) on your account and this proxy card. When signing as attorney-in-fact, executor, trustee, administrator, guardian or other capacity, please give full title. Corporate, partnership and trust owners should have this proxy signed by an authorized person, and that person's title should be given.

                                                                   Guardian - sc

LABEL BELOW FOR MIS USE ONLY!
PO#
GUARDIAN #552
GUARDIAN MUTUAL FUNDS
ORIGINAL SIZE 1UP 8-19-05 KD
STEPHANIE (GUARDIAN FUNDS NOV 2005 SC)
REVISION #1 9-07-05 KD

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.

_____________________________________________________________
SIGNATURE OF PERSON AUTHORIZING PRINTING        DATE

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

1. Election of the eleven nominees for Directors of each Fund;

(1) Kathleen C. Cuocolo  (4) Leo R. Futia           (7) William W. Hewitt    (10) Steven J. Paggioli     FOR    WITHHOLD   FOR ALL
(2) Frank J. Fabozzi     (5) William N. Goetzmann   (8) Sidney I. Lirtzman   (11) Robert G. Smith        ALL      ALL      EXCEPT*
(3) Arthur V. Ferrara    (6) Anne M. Goggin         (9) Dennis J. Manning                                [ ]      [ ]        [ ]

    * INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NUMBER ON THE LINE ABOVE.

    ____________________________________________________________________________

2. Approving an amendment to, or the elimination of, the applicable Fund's                           FOR ALL     AGAINST     ABSTAIN
   fundamental restriction, as described in the Proxy Statement, with respect to                   (EXCEPT AS      ALL         ALL
   the following:                                                                                  INDICATED)
                                                                                                      [ ]          [ ]         [ ]
(a) Diversification of investments;
(b) Borrowing;
(c) Issuing senior securities;
(d) Concentration of investments in the same industry;
(e) Investments in real estate;
(f) Investments in commodities;
(g) Underwriting the securities of other issuers;
(h) Making loans;
(i) Investments in securities that are not readily marketable;
(j) Investments for the purpose of exercising control or management;
(k) Investments in other investment companies;
(l) Purchasing securities on margin, selling securities short, or participating on a joint or joint and several basis in a securities trading account;
(m) Pledging, mortgaging or hypothecating its assets;
(n) Investments in issuers in which management of a Fund or its investment adviser owns securities;
(o) Investments in issuers having a record of less than three years of continuous operation;
(p) Investments in oil, gas or mineral programs;
(q) Investments in put options, call options, or combinations thereof;
(r) Investments in warrants;
(s) Investments in securities other than those discussed in the Fund's prospectus;
(t) The Guardian Tax-Exempt Fund's investments in investment grade municipal obligations.

    ____________________________________________________________________________
    INSTRUCTIONS: IF YOU WISH TO WITHHOLD A VOTE FROM A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE SUB-PROPOSAL ON THE LINE ABOVE AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".


3.  Approving an amendment to the Amended and Restated Agreement and Declaration                         FOR     AGAINST     ABSTAIN
    of Trust of The Park Avenue Portfolio to increase the maximum number of                              [ ]       [ ]         [ ]
    Trustees that may serve on its Board of Trustees from eleven to twelve.

4.  Approving an amendment to the Amended and Restated Agreement and Declaration
    of Trust of The Park Avenue Portfolio (the "Trust document") to permit                               [ ]       [ ]         [ ]
    certain amendments to the Trust document to be made without shareholder approval.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                   Guardian - sc